     As filed with the Securities and Exchange Commission on August 2, 2000


                          Registration No. 33-10472
--------------------------------------------------------------------------------
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------
                                  FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  (X)
                                                                -----
                Pre-Effective Amendment No.           ( )
                                            -----    -----

                Post-Effective Amendment No. 23       (X)
                                            -----    -----


                                     and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940


                              Amendment No. 23                   (X)
                                           -----                -----


                       (Check appropriate box or boxes)

                        LONGLEAF PARTNERS FUNDS TRUST
               (Exact name of registrant as specified in charter)
               ---------------------------------------------------
                    c/o Southeastern Asset Management, Inc.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119
                    (Address of principal executive offices)
                    ----------------------------------------
      Registrant's Telephone Number, Including Area Code - (901) 761-2474

    CHARLES D. REAVES, ESQ.                    Copy to:
    Executive Vice President                   ALAN ROSENBLAT, ESQ.
    Longleaf Partners Funds Trust              Dechert Price & Rhoads
    c/o Southeastern Asset Mgmt., Inc.         1775 Eye Street, N.W.
    6410 Poplar Ave., Ste. 900                 Washington, D.C. 20006
    Memphis, TN 38119

                    (Name and address of agent for service)
                    ---------------------------------------


   Approximate Date of Proposed Public Offering August 9, 2000
                                               -----------------------------

It is proposed that this filing will become effective (check appropriate box)


   [X] on August 9, 2000 pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                      DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of shares of beneficial interest is being registered under the Securities Act of 1933. The $500 filing fee required by said Rule has been paid. The Notice required by Rule 24f-2(b)(1) under the Investment Company Act of 1940 with respect to the fiscal year ended December 31, 1999, was filed with the Securities & Exchange Commission on February 18, 2000, together with a registration fee for net sales for the period.

Post-Effective Amendment No. 23



                         LONGLEAF PARTNERS FUNDS TRUST

                      Part A of the Registration Statement

              Cross Reference Sheet Between Registration Statement
                             and Form of Prospectus

Registration Statement                                 Prospectus Heading
Item Number and Caption                                   or Subheading
------------------------                               -------------------
Item 1.  Front and Back Cover Page                   Face Page and Back Cover Page

Item 2.  Risk/Return Summary:                        Investment Objectives
         Investments, Risks, and Performance         Longleaf Partners Investment
                                                       Strategy
                                                     Primary Investment Risks

Item 3.  Risk/Return Summary:                        Specific Information on
           Fee Table                                   Each Fund
                                                       Partners Fund
                                                       International Fund
                                                       Realty Fund
                                                       Small-Cap Fund

Item 4.  Investment Objectives,                      Combined under same headings
         Principal Investment                          as Item 3 and also
         Strategies, and Related                       How We Achieve Our
         Risks                                           Investment Objectives;
                                                       Other Risks of Investing
                                                         Which Apply to All Funds

Item 5.  Management's Discussion of                  Contained in 1999 Annual
         Fund Performance                              Report to Shareholders

Item 6.  Management, Organization,                   Portfolio Management and
           and Capital Structure                       Fund Operations

Item 7.  Shareholder Information                     Shareholder Manual

Item 8.  Distribution Arrangements                   Not Applicable

Item 9.  Financial Highlights Information            Financial Highlights
                                                       Table

Post-Effective Amendment No. 23



                         LONGLEAF PARTNERS FUNDS TRUST

                      Part B of the Registration Statement

              Cross Reference Sheet Between Registration Statement
                and Form of Statement of Additional Information




Registration Statement                                Statement of Additional
Item Number and Caption                               Information Heading or Subheading
------------------------                              ---------------------------------
Item 10.  Cover Page and Table of                     Cover Page and Table of
          Contents                                      Contents

Item 11.  Fund History                                Fund History

Item 12.  Description of the Fund                     Investment Objectives and Policies
          and Its Investments and Risks               Description of the Funds
                                                      Fundamental Policies and
                                                        Restrictions
                                                      Non-Fundamental Investment
                                                        Restrictions
                                                      Additional Information About
                                                        Types of Investments and
                                                        Investment Techniques
                                                      Portfolio Turnover

Item 13.  Management of the Fund                      Management of the Funds
                                                      Compensation Table

Item 14.  Control Persons and Principal               Control Persons and Principal
            Holders of Securities                       Holders of Securities

Item 15.  Investment Advisory and                     Investment Advisory Services
            Other Services                            Fund Administration
                                                      Other Service Providers

Item 16.  Brokerage Allocation and                    Allocation of Brokerage
            Other Practices                             Commissions

Item 17.  Capital Stock and                           Capital Stock and Indemnification
            Other Securities                            Rights

Item 18.  Purchase, Redemption, and                   Purchase, Redemption, and
            Pricing of Shares                           Pricing of Shares

Item 19.  Taxation of the Fund                        Additional Tax Information

Item 20.  Underwriters                                Not Applicable

Item 21.  Calculation of Performance                  Investment Performance and
            Data                                        Total Return

Item 22.  Financial Statements                        Financial Statements

                         LONGLEAF PARTNERS FUNDS TRUST
                         =============================

                                     PART A

                     INFORMATION REQUIRED IN THE PROSPECTUS

                                   PROSPECTUS

                              August 9, 2000


(LOGO)
LONGLEAF PARTNERS FUNDS(SM)
MANAGED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

PROSPECTUS

August 9, 2000

LONGLEAF PARTNERS FUNDS(SM)

Managed By:
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com

LONGLEAF PARTNERS FUND
Invests primarily in mid to large-cap companies believed to be significantly undervalued.

LONGLEAF PARTNERS INTERNATIONAL FUND
Invests primarily in foreign companies believed to be significantly undervalued.

LONGLEAF PARTNERS REALTY FUND
Invests primarily in real estate related operating companies and REITs believed to be significantly undervalued.

LONGLEAF PARTNERS SMALL-CAP FUND
Invests primarily in companies of the size included in the Russell 2000 Index believed to be significantly undervalued.
(Closed to new investors)

The Longleaf Partners Funds are registered with the Securities and Exchange Commission (SEC). That registration does not imply that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

 4 RISK/RETURN SUMMARY
           PRINCIPAL INVESTMENT STRATEGY
           Philosophy                                                  4
           Process                                                     4
           Governing Principles                                        4
           PRIMARY INVESTMENT RISKS WHICH APPLY TO ALL
           LONGLEAF FUNDS
           Market Fluctuation                                          5
           Permanent Loss of Capital                                   5
           Business Ownership Risks                                    5
           Non-Diversification                                         6
           Liquidity Risks                                             6
           Foreign Investment Risks                                    7
           Currency Hedging Risks                                      7
           INVESTMENT OBJECTIVES, PERFORMANCE, FEES,
           AND EXPENSE INFORMATION
           Longleaf Partners Fund                                      8
           Longleaf Partners International Fund                       10
           Longleaf Partners Realty Fund                              12
           Longleaf Partners Small-Cap Fund                           14

16 DISCUSSION OF PRINCIPAL INVESTMENT
   STRATEGIES AND RELATED RISKS
           ADDITIONAL INFORMATION ON TYPES OF INVESTMENTS
           International Fund                                         16
           Realty Fund                                                16
           HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES
           Determining Business or Intrinsic Value                    17
           Other Investment Criteria                                  17
           Allocation of Investment Ideas                             18
           How Companies Reach Intrinsic Value                        18
           Portfolio Turnover                                         18
           Other Investments                                          18
           Cash Reserves                                              19


          OTHER RISKS OF INVESTING WHICH APPLY TO ALL FUNDS
          Puts, Calls, Options, and Financial Futures                 19
          Restricted and Illiquid Securities                          19
          Fixed Income Securities                                     19

20 PORTFOLIO MANAGEMENT
   AND FUND OPERATIONS
          Investment Adviser                                          21
          Code of Ethics                                              21
          Management Services                                         21
          Advisory and Administration Fees                            22
          Portfolio Managers                                          23
          Fund Operations                                             23
          Board of Trustees                                           24
          Other Executive Officers                                    25

25 SHAREHOLDER MANUAL
   General Information                                                26
          How To Open a New Account                                   26
          Additional Investments                                      27
          Exceptions to Investment Minimum and Closed Funds           28
          How To Redeem Shares                                        29
          How Fund Shares Are Priced                                  32
          Dividends and Distributions                                 33
          Taxes                                                       33
          Financial Highlights                                        36

         This Prospectus contains important information about the investment strategies and risks of the Longleaf Partners Funds that you should know before making an investment. Please read it carefully and keep it on hand for future reference.

        You should be aware that the Funds:

                  -        Are not bank deposits;

                  - Are not guaranteed, endorsed, or insured by any financial institution or governmental entity such as the Federal Deposit Insurance Corporation (FDIC);

                  -        May not achieve their stated goals.

Principal Investment Strategy

PHILOSOPHY. We are value investors. We view equity investments as ownership in a business enterprise. The Funds seek to achieve superior long-term performance by acquiring equity securities of financially strong, well-managed companies run by capable managements at market prices significantly below our assessment of their business values. We sell stocks when they approach our appraisals. We determine business or intrinsic value through financial analysis and established disciplines which we have consistently applied over 25 years. Equities purchased at prices substantially less than their intrinsic worth should protect capital from significant permanent loss and also should appreciate substantially if the market recognizes the company's economic value.

PROCESS. All of the Longleaf Partners Funds use the same general investment strategy. Our analysts, working as a team, identify those companies selling at 60% or less of our appraisals. If a company also satisfies other criteria, including attractive business fundamentals and effective management, we purchase a position for the Fund or Funds whose characteristics most closely fit the company.

GOVERNING PRINCIPLES. The Longleaf Partners Funds represent an investment partnership between all Fund shareholders and the employees and affiliates of Southeastern Asset Management, Inc. ("Southeastern"), who together are among the largest shareholders. The following principles govern this investment partnership:

         - We will treat your investment in Longleaf as if it were our own.

         -        We will remain significant investors with you in Longleaf.

         - We will invest for the long term, while always striving to maximize after-tax returns and to minimize business, financial, purchasing power, regulatory, and market risks.

         - We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

                  We will comply with the Internal Revenue Code diversification standards which require that at least 50% of each portfolio be diversified, even though the Funds are non-diversified under federal securities laws.

         - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

         - We will consider closing the Funds to new investors if our size begins to restrict our ability to manage the portfolios or if closing would otherwise benefit existing shareholders.

         - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

         -        We will continue our efforts to enhance shareholder services.

         - We will communicate with our investment partners as candidly as possible.

Primary Investment Risks
Which Apply To All Longleaf Funds

MARKET FLUCTUATION. The Funds invest primarily in common stocks or securities convertible to common stocks. Investments in equities are subject to declines in a company's share price or an overall decline in the stock market. The value of your investment in a Fund fluctuates daily with movements in stock prices. Loss of money is, therefore, a risk of investing in the Funds.

PERMANENT LOSS OF CAPITAL. As significant shareholders in the Funds, management at Longleaf defines investment risk as the permanent loss of capital. The Funds are partial owners of companies through holdings of portfolio securities. We attempt to mitigate the risk of permanent capital loss by buying businesses only when they are selling at substantially less than our appraisals of their values and by having long holding periods for these securities. Stock price fluctuations, however, present a risk to investors who sell shares during market declines, creating a permanent loss from a paper one. Historically, the ability to hold shares through periods of volatility has protected long-term investors from permanent loss.

BUSINESS OWNERSHIP RISKS. As partial owners of the companies in Longleaf's portfolios, we face four main risks inherent in owning a business. First, the company's operations must be successful. To minimize the business risk, we look for companies with competitive advantages in their markets. Advantages could include dominant market share, lowest cost structure, entrenched brand name, or other similar qualities.

The second risk of owning a company is financial risk. To help ensure that a company can weather economic downturns and take advantage of opportunities, a company's assets and cash flows should amply cover liabilities, annual working capital needs, and necessary capital replacements.

A company's third risk is whether it can control and mitigate cost increases. We prefer to own businesses with strong purchasing power and the ability to pass any cost increases on to customers.

If a regulatory agency can dictate a company's markets and profits, then that business faces a fourth risk to its long-term success. Longleaf limits its ownership of businesses with regulatory risk.

NON-DIVERSIFICATION. The Funds are non-diversified under federal securities laws and each Fund generally invests in 20 to 30 companies. We believe that limiting the number of our holdings lowers our risk of losing capital, because the portfolios contain our most qualified ideas where we strive to know the companies and their managements extremely well. Owning fewer companies also enables each company to have a meaningful impact on our investment results.

Following the tax standards for diversification, each Fund could own as few as twelve securities, but generally will have 20 to 30 companies in its portfolio. At least 50% of each Fund's portfolio must be diversified with a maximum of 5% of a Fund's total assets invested in any security and owning no more than 10% of any company's voting equity. The remaining portion of a Fund's portfolio may contain positions which are over 5% of assets and greater than 10% of a company's voting equity.

We believe this approach maximizes the potential for outperforming the market over the long term. The Funds' share values could, however, fluctuate more than if the portfolios had wider diversification.

LIQUIDITY RISKS. We take relatively large ownership positions in some companies that we find are particularly undervalued. We often own more than 5% of a company's equity securities and may own up to 20% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if we owned less of the same companies. Because it may take longer to dispose of a large position once we have decided to sell, we may be more susceptible to price fluctuations.

FOREIGN INVESTMENT RISKS. The Partners, Realty, and Small-Cap Funds may invest up to 30% of assets in foreign securities, and the International Fund may invest all of its assets in foreign securities. Foreign investment risks may include international political and economic changes, foreign withholding taxes, exchange controls, confiscation risks, foreign governmental restrictions, differences in accounting standards, more limited availability of public information, and currency fluctuations.

CURRENCY HEDGING RISKS. We evaluate whether currency hedging for foreign securities would reduce the exposure to foreign currencies as part of the investment decision process. Effectively hedged, a foreign investment should offer the opportunity for capital appreciation regardless of large fluctuations between foreign and U.S. currencies. Not all foreign currencies can be effectively hedged, however, and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market movements, price volatility of the portfolio could increase. Currency hedging, considered separately, can result in losses, which may be offset by gains in the values of the securities hedged.

Investment Objectives, Performance,
Fees, And Expense Information

The following sections include specific information on each Fund's investment objectives and policies, historical performance, and expenses of ownership.

The bar charts illustrate volatility by showing the variability of Fund returns from year to year. The total returns for the best and worst quarters indicate the short-term risks and rewards of investing in each Fund.

The average annual returns for the cumulative periods ended December 31, 1999, compared with appropriate market indices, highlight the benefits of compounding through longer term investing, and illustrate the effects of averaging negative returns in some periods with positive returns in others.

Each Fund's particular investment objective and policies and the corresponding market conditions have affected performance during the reported periods. Historical returns illustrate how the Funds met the challenges of changing market conditions during prior periods. Past investment performance does not predict future performance and there is no assurance that we will achieve our investment objectives.

LONGLEAF
PARTNERS
FUND

Initial Public Offering--April 8, 1987 Investment Objective--Long-term capital growth.

Investment Policy--The Partners Fund normally invests at least 65% of total assets in the equity securities of a limited number of mid to large-cap companies. Most of these securities are listed on the major securities exchanges. Current income is not an objective.

The Fund may invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

PAST FUND PERFORMANCE

Total Return (%)


Year                                     Percent
----                                     -------
1990                                     (16.35)
1991                                      39.19
1992                                      20.47
1993                                      22.28
1994                                       8.96
1995                                      27.50
1996                                      21.02
1997                                      28.25
1998                                      14.28
1999                                       2.18

Best Quarter in last ten years.           23.73%       1st Quarter of 1991
Worst Quarter in last ten years.         (18.35)%      3rd Quarter of 1998

PAST FUND PERFORMANCE
Average Annual Total Returns at 12/31/99

                                  Partners       S&P 500          Value-Line
                                    Fund          Index      (Geometric) Index
                                  --------       -------     -----------------
         One Year ...........       2.18%         21.05%           (1.40)%
         Five Years .........      18.24%         28.55%            9.21%
         Ten Years ..........      15.75%         18.20%            5.23%


The following table shows the fees and expenses you would pay to buy and hold shares of the Partners Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

         Shareholder Transaction Fees and Expenses
            (fees paid directly from your investment) ..........     None

         Annual Fund Operating Expenses
            (expenses that are deducted from Fund assets)
           Management Fees .....................................     0.77%
           12b-1 Fees ..........................................     None
           Other Expenses ......................................     0.15%
                  Administration ...............................     0.10%
                  Other Operating Expenses .....................     0.05%

        Total Fund Operating Expenses                                0.92%

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Partners Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

                 1 Year     3 Years       5 Years       10 Years

                   $97        $302          $524         $1,162

LONGLEAF PARTNERS
INTERNATIONAL FUND

Initial Public Offering--October 26, 1998

INVESTMENT OBJECTIVE--Long-term capital growth through investment primarily in the equity securities of international or foreign issuers.

INVESTMENT POLICY--The International Fund normally invests at least 65% of total assets in the equity securities of international issuers domiciled or operating primarily in at least three countries other than the United States. The Fund does not limit the percentage of assets invested in any particular geographic region or country. We may invest a significant portion of assets in a single country, and may invest in developed and emerging countries. The Fund may also invest up to 15% of assets in non-registered or illiquid securities.

If investments meeting the Fund's criteria are not available, or when market or economic conditions so indicate, we may invest the Fund's assets temporarily in obligations of the U.S. government and its instrumentalities, or in other domestic or foreign money market instruments.

SPECIFIC RISKS OF INVESTING IN THIS FUND

The International Fund is designed for long-term investors who can accept international investment risk, including currency, political, economic, regulatory, and international market risks. Although world economies are increasingly integrated, market valuations vary with each country's economic conditions. These movements in different securities markets and, to the extent not hedged, movements in foreign currencies where the Fund has exposure will affect the Fund's price per share and returns.

PAST FUND PERFORMANCE
Total Return (%)


Year                                     Percent
----                                     -------
1998                                       9.62*
1999                                      24.37

* Initial Public Offering on 10/26/98 through 12/31/98

Best Quarter since inception.             15.72%       2nd Quarter of 1999
Worst Quarter since inception.            (0.33)%      4th Quarter of 1999

                             PAST FUND PERFORMANCE

                    AVERAGE ANNUAL TOTAL RETURNS AT 12/31/99

                                                                        International     EAFE
                                                                        Fund              Index
                                                                        -----------------------

One Year ...................................................            24.37%            25.27%
Since Initial Public Offering (October 26, 1998) ...........            29.41%            32.05%

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the International Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

         Shareholder Transaction Fees and Expenses
         fees paid directly from your investment) ...................          None

         Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

         Management Fees ............................................          1.50%
         12b-1 Fees .................................................          None
         Other Expenses .............................................          0.26%
                Administration ......................................          0.10%
                Other Operating Expenses ............................          0.16%

         Total Fund Operating Expenses ..............................          1.76%
         Expense Limitation Reimbursement(*) ........................         (0.01)%
         Net Expenses ...............................................          1.75%

(*)The Fund has a contractual expense limitation of 1.75% of average net assets per annum, excluding interest, taxes, brokerage commissions and extraordinary expenses, which cannot be amended without shareholder approval.

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the International Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

                           1 Year            3 Years

                             $184               $569

                               LONGLEAF PARTNERS
                                  REALTY FUND

DATE OF INITIAL PUBLIC OFFERING--January 2, 1996

INVESTMENT OBJECTIVE--Maximum total return over the long term through investment primarily in the equity securities of a limited number of real estate oriented companies.

INVESTMENT POLICY-- The Realty Fund normally invests at least 65% of total assets in the equity securities of companies in the real estate industry or related industries, or in companies with significant real estate assets. For example, the Fund may invest in manufacturers and distributors of construction and building materials and equipment, institutions financing real estate, hotel management companies, retail chains, railroads, and in lumber, paper, forest product, timber, oil, mining, and natural resource companies. The Fund also invests in real estate investment trusts (REITs) and may invest in a few non-real estate oriented companies. It may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

SPECIFIC RISKS OF INVESTING IN THIS FUND

The Realty Fund may face some risks associated with direct ownership of real estate. These risks include fluctuations in mortgage interest rates, accounting and tax law changes in depreciation expenses or deductions and other financial reporting requirements affecting real estate, and limited liquidity of undeveloped land. The Realty Fund's performance will not necessarily correlate with the performance of mutual funds that do not concentrate in realty investments.

                             PAST FUND PERFORMANCE
                               TOTAL RETURN (%)


Year                                     Percent
----                                     -------
1996                                      40.69
1997                                      29.73
1998                                     (12.98)
1999                                     (10.45)

Best Quarter since inception.             14.94%       3rd Quarter of 1997
Worst Quarter since inception.           (17.65)%      3rd Quarter of 1998

                             PAST FUND PERFORMANCE

                   AVERAGE ANNUAL TOTAL RETURNS AT 12/31/99


                                                                                         Whilshire Real
                                                                  Realty                 Estate Securities      NAREIT
                                                                  Fund                   Index                  Index
                                                                 -----------------------------------------------------
One Year .........................................               (10.45)%                (3.17)%                (6.48)%
Since Initial Public Offering
  (January 2, 1996) ..............................                 9.21%                  6.92%                  5.21%

FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Realty Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.

         Shareholder Transaction Fees and Expenses
         (fees paid directly from your investment) ...................         None

         Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

         Management Fees .............................................         1.00%
         12b-1 Fees ..................................................         None
         Other Expenses ..............................................         0.17%
                 Administration ......................................         0.10%
                 Other Operating Expenses ............................         0.07%

         Total Fund Operating Expenses ...............................         1.17%

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Realty Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.


            1 Year        3 Years     5 Years     10 Years

            $  123         $  383      $  662       $1,459

                               LONGLEAF PARTNERS
                                 SMALL-CAP FUND

INITIAL PUBLIC OFFERING--February 21, 1989
(Closed to new investors July 31, 1997)

INVESTMENT OBJECTIVE--Long-term capital growth.

INVESTMENT POLICY--The Small-Cap Fund normally invests at least 65% of total assets in the equity securities of a limited number of companies whose market capitalization is within the range of companies in the Russell 2000 Index. The capitalization range of this index at March 31, 2000, stated in thousands, was as follows:


                    Largest Market Cap             $ 7,492,151
                    Average Market Cap             $   552,804
                    Smallest Market Cap            $     9,686

Some small-cap securities may be traded in the "over-the-counter" market, for securities not listed on a stock exchange. The Fund may also invest in a limited number of larger companies. Current income is not an objective. We may also invest up to 30% of assets in foreign securities and up to 15% of assets in non-registered or illiquid securities.

SPECIFIC RISKS OF INVESTING IN THIS FUND

Smaller companies may have more limited product lines, markets, financial resources, and market liquidity than larger companies. Their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

                             PAST FUND PERFORMANCE
                               TOTAL RETURNED (%)


Year                                     Percent
----                                     -------
1990                                     (30.35)
1991                                      26.31
1992                                       6.87
1993                                      19.83
1994                                       3.64
1995                                      18.61
1996                                      30.64
1997                                      29.04
1998                                      12.71
1999                                       4.05

Best Quarter in last ten years.           19.24%       1st Quarter of 1991
Worst Quarter in last ten years.         (20.21)%      3rd Quarter of 1990

                             PAST FUND PERFORMANCE

                   AVERAGE ANNUAL TOTAL RETURNS AT 12/31/99

                                                              Small-Cap          Russell 2000     Value-Line
                                                              Fund               Index            (Geometric) Index
                                                              ------------------------------------------------------
One Year .........................................            4.05%              21.26%           (1.40)%
Five Years .......................................           18.58%              16.69%            9.21%
Ten Years ........................................           10.64%(*)           13.40%            5.23%

  (*)From public offering on 2/21/89 through 3/31/91, the Fund was managed by a different portfolio manager.

                            FUND FEES AND EXPENSES

The following table shows the fees and expenses you would pay to buy and hold shares of the Small-Cap Fund. We do not impose any front-end or deferred sales charges or redemption fees, and the Fund does not have a 12b-1 Plan.


        Shareholder Transaction Fees and Expenses
        (fees paid directly from your investment) ..................             None

        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)
        Management Fees ............................................             0.82%
        12b-1 Fees .................................................             None
        Other Expenses .............................................             0.15%
              Administration .......................................             0.10%
              Other Operating Expenses .............................             0.05%

        Total Fund Operating Expenses ..............................             0.97%

EXAMPLE OF FUND EXPENSES. This example will help you compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. This information is for comparison purposes only and does not represent the Fund's actual returns or expenses, which may be higher or lower.

1 Year                      3 Years                5 Years                10 Years

 $ 102                       $  318                 $  551                  $1,222

                            DISCUSSION OF PRINCIPAL
                             INVESTMENT STRATEGIES
                               AND RELATED RISKS

                             ADDITIONAL INFORMATION
                            ON TYPES OF INVESTMENTS

INTERNATIONAL FUND. In selecting investments for the International Fund, we define a company as international if it is organized or head- quartered outside the U.S. A business organized or headquartered in the U.S. also qualifies as international if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources. The majority of investments generally are in companies located in Canada, Australia, and the developed countries of Europe, the Far East, and Latin America.

The Fund normally will be substantially invested in equity securities of international companies. It may also invest in foreign or U.S. closed-end investment companies which invest internationally when direct investments in the foreign region would be difficult or less liquid. When appropriate, the Fund may invest in foreign governmental and commercial bonds, and in other foreign money market instruments.

REALTY FUND. In selecting investments for the Realty Fund, a company qualifies as real estate oriented if it meets one of the following tests:

1. Revenues and Net Profits. At least 50% of gross revenues or net profits are derived from
   - construction, ownership, management, operation, financing, sales, or development of real estate
   - extraction of timber or minerals from real estate owned or leased as either a lessor or lessee under a lease granting the designated development or extraction rights
   - other businesses clearly related to the above functions or to the manufacturing of appurtenances to real estate.

2. Valuation of Assets. At least 50% of the company's appraised value, determined by our established procedures, is based on one or more of the following:
   - real estate owned or leased by the company either as lessor or lessee
   - timber or materials on such real estate - the value of the stream of fees or revenues derived from the management or operation of real estate or rights to extract timber or minerals.

                   HOW WE ACHIEVE OUR INVESTMENT OBJECTIVES


DETERMINING BUSINESS OR INTRINSIC VALUE. A company's market price generally must be 60% or less of our appraisal to qualify for investment. Our research team appraises businesses by studying financial statements, regulatory information, trade publications, and other industry and corporate data, and by talking with corporate management, competitors, and suppliers.

We use two primary methods of appraisal. The first assesses the company's liquidation value based on the current economic worth of corporate assets and liabilities. The second method determines the company's ongoing value based on its ability to generate free cash flow after required capital expenditures and working capital needs. We calculate the present value of the projected free cash flows plus a terminal value, using a conservative discount rate. Our appraisal should represent the price that rational, independent buyers and sellers would negotiate in an arms length sale. We then check our appraisals against our data base of comparable business transactions.

OTHER INVESTMENT CRITERIA. In addition to significant undervaluation, we also look for the following when selecting investments:

    - Good Business. A number of things characterize an attractive business. First, we must be able to understand both the fundamentals and the economics of a business. Second, a strong balance sheet helps protect a company during slow economic times and enables a business to seize opportunities when they arise. Third, a sustainable competitive advantage in market share, dominant brands, cost structure, or other areas, helps ensure the strength of a company. Fourth, a business must be able to generate and grow free cash flow from operations. Finally, pricing power enables a company to pass cost increases to consumers rather than absorbing them in lower margins.

    - Good People. We want the managements of the businesses we own to have four primary qualities. They must be capable operators who can run the business profitably. They must be capable capital allocators who will build shareholder value through wisely reinvesting the free cash flow that the business generates. They must be shareholder oriented in their actions and decisions. They must have the proper incentives with much of their net worth tied to the stock's results.

Although a company may not meet all the above criteria, we must be convinced that significant unrealized value is present before making an investment.

ALLOCATION OF INVESTMENT IDEAS. When a company qualifies for purchase, we allocate the stock to the Funds whose investment objectives and policies most closely parallel the business. More than one Fund may own a single security. For example, a large-cap real estate company might appear in both the Realty and Partners Funds. If the same company were based overseas, the International Fund might also own it. The Small-Cap Fund may purchase a few large-cap companies also held by one or more of the other Funds. If the Fund most closely aligned with a security is fully invested or otherwise unable to buy a position, another of the Funds might purchase that security.

HOW COMPANIES REACH INTRINSIC VALUE. We generally sell a holding when its market price reaches our appraisal. Undervalued businesses may reach their intrinsic worth in several ways.

    - Market Realization. Over time the market may recognize the business's true value. As companies with strong management and true earnings power report better earnings, the market should bid up the price of the stock.

    - Mergers and Acquisitions. Undervalued companies often attract acquirors or large owners may seek a buyer.

    - Management Buy-Outs. Corporate management may obtain funding to buy out shareholders and take the company private.

    - Liquidations. A company may partially or fully liquidate its assets or operations through spin-offs of subsidiaries or sales of a portion of the business.

    - Share Repurchase Programs. When a company's stock is undervalued, repurchasing outstanding shares increases value per share. If repurchasing shares is the capital allocation choice with the highest return, management can grow the value of the business and shrink the number of owners sharing the returns.

PORTFOLIO TURNOVER. We are long-term owners, not traders or speculators. Our time horizon when purchasing a company is five years. Generally, we will hold the stock as long as:

    - A margin of safety exists between price and value, and we remain confident in management's ability to create additional value; and

    - No significantly better investments are available.

The Funds' portfolio turnover is generally less than 50%. There are no limits on portfolio turnover, however, and we may sell portfolio holdings whenever we believe that sales would benefit shareholders.

OTHER INVESTMENTS. All Funds may invest a portion of assets in cash equivalents and a wide variety of securities other than common stock, including preferred stock, debt securities, warrants, puts, calls, options, financial futures, and combinations of these instruments.

CASH RESERVES. Generally, cash reserves and money market instruments do not exceed 15% of net assets. If, however, we have difficulty finding enough investments that meet our criteria, we may invest any portion of assets in money market instruments. Holding cash reserves can penalize short-term performance in rising markets, but during market declines cash allows us to purchase securities at discounted prices. Generally, we would hold cash in excess of 15% of total assets only in periods when equity valuations are high. When cash has previously approached such levels, we closed the affected funds to new investors. We would not allow cash reserves to exceed 35% of total assets except for temporary, defensive purposes.

OTHER RISKS OF INVESTING
WHICH APPLY TO ALL FUNDS

The primary risks of investing in the Longleaf Partners Funds appear on pages 5-7 of this Prospectus. Those risks include general market conditions, business ownership, non-diversification, possible limited liquidity, foreign market, and currency hedging risks. Other risks include the following:

PUTS, CALLS, OPTIONS, AND FINANCIAL FUTURES. The Funds may invest selectively in a wide variety of put and call options, financial futures, swaps, combinations of these techniques, and in other similar financial instruments. Generally, these investments are used for hedging purposes or as an alternative to owning the underlying security. When used in conjunction with each other, these techniques can reduce market risks. If used separately as independent investments, these instruments have risks. Gains on investments in options and futures depend on correctly predicting the direction of stock prices, interest rates, and other economic factors. If a Fund were not able to close out its position, a significant loss could occur.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in unregistered and not readily marketable securities. Restricted or non-registered securities may be sold only in privately negotiated transactions or in limited amounts under other exemptions. A Fund might have to pay the registration expenses to sell such a position. When the securities are not saleable, adverse market conditions could lower the eventual sale price.

FIXED INCOME SECURITIES. The Funds may invest up to 15% of assets in both investment and non-investment grade bonds. High yield securities or non-investment grade bonds are more risky than investment grade securities. They may be less sensitive to interest rate changes, but may be more sensitive to economic downturns or adverse corporate developments.

                     (This page intentionally left blank)

PORTFOLIO MANAGEMENT
AND FUND OPERATIONS


INVESTMENT ADVISER. Southeastern Asset Management, Inc. ("Southeastern") is the Funds' investment adviser. Formed in 1975, the firm has 25 years of experience managing securities portfolios for institutional investors and individuals. Longleaf Partners Fund, the firm's first investment company, began operations in 1987. Located in Memphis, Tennessee, Southeastern now manages more than $13 bil-lion in private account and mutual fund assets.

CODE OF ETHICS. To align our interests with those of shareholders and prevent conflicts of interest, our Code of Ethics requires all employees to limit their investments in publicly offered equities to shares of the Longleaf Partners Funds, unless granted prior clearance for other personal securities transactions. All employees must report their personal securities transactions quarterly. Any material violation of the Code of Ethics is reported to the Boards of the Funds. The Boards also review the administration of the Code of Ethics annually.

The independent Trustees of the Funds must invest in the Funds a cumulative amount at least equal to their Trustees' fees, and must obtain clearance before making personal securities investments to avoid conflicts of interest.

MANAGEMENT SERVICES. Southeastern manages the securities portfolios of the four Longleaf Partners Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator and provides administrative, business, legal and compliance services. The Funds pay all direct expenses of operations, such as professional fees of outside lawyers and accounting firms, registration fees, trade association dues, insurance premiums, and costs of outside pricing services. The Funds also reimburse Southeastern for the costs of computer programs dedicated to Fund operations and a portion of the compensation of the Funds' treasurer.

          ADVISORY AND ADMINISTRATION FEES. The Funds pay Southeastern the following annual fees as a percentage of average net assets for the services rendered:

                                        INVESTMENT COUNSEL FEE
                                ---------------------------------------
                                                                Actual      Administration
                                  Stated Fee                   1999 Fee          Fee
                                -------------                  --------     --------------
    PARTNERS FUND               1.00% on first
                                $400 million in
                                average net assets;
                                0.75% on balance                0.77%          0.10%

    INTERNATIONAL FUND          1.50% on average
                                net assets                      1.49%(*)       0.10%

    REALTY FUND                 1.00% on average
                                net assets                      1.00%          0.10%

    SMALL-CAP FUND              1.00% on first
                                $400 million in
                                average net assets;
                                0.75% on balance                0.82%          0.10%

     (*)Reflects fee reduction of 0.01% as the result of contractual expense limitation.

     All of the Funds have a contractual expense limitation included in their investment counsel agreements with Southeastern, requiring Southeastern to reduce its fees to the extent necessary to limit normal annual operating expenses to a stated percentage of average net assets per annum, excluding interest, taxes, brokerage commissions, and extraordinary expenses. The investment counsel and fund administration fees are included in normal operating expenses in making the calculation. Shareholder approval is required to amend or remove these expense limitations. The expense limitation for the Partners, Realty, and Small-Cap Funds is 1.5% of average net assets annually; the expense limitation for the International Fund is 1.75% of average net assets annually.

PORTFOLIO MANAGERS. Collectively, the following individuals have shared responsibility for investment management decisions of the specified Funds' portfolios. Background information on each appears on pages 24 and 25.

                                                       FUND PORTFOLIO
           NAME-TITLE                                  RESPONSIBILITY                                  FUNDS
           ----------                                  --------------                                  -----
O. MASON HAWKINS
Chairman of the Board and                           Co-Portfolio Manager                                 All
C.E.O. of Southeastern
and the Funds

G. STALEY CATES
President of Southeastern                           Co-Portfolio Manager                                 All
and the Funds

JOHN B. BUFORD
Vice President of Southeastern                                                                      Partners and
and Vice President-                                 Co-Portfolio Manager                           Small-Cap Funds
Investments of the Funds

C. T. FITZPATRICK
Vice President of Southeastern
and Vice President-                                 Co-Portfolio Manager                             Realty Fund
Investments of the Funds

E. ANDREW
MCDERMOTT, III
Vice President of Southeastern                           Assistant
and Vice President-                                  Portfolio Manager                           International Fund
Investments of the Funds

Fund Operations. Each Fund has a separate Board of Trustees which oversees all operations of the particular Fund. The same Trustees serve all of the Funds. A majority of the Trustees are independent and not affiliated with Southeastern. Each Board of Trustees elects officers of the Funds who are also officers or employees of Southeastern. The business and administrative operations of each Fund are performed by the officers and employees of Southeastern under its operating agreements with the Funds.

BOARD OF TRUSTEES

O. MASON HAWKINS(*), CFA, Chairman of the Board and Chief Executive\ Officer; Co-Portfolio Manager. Founder and Director, Southeastern Asset Management, Inc. (since 1975); Director of Research, First Tennessee Investment Management Company, Memphis, TN (1974-1975); Director of Research, Atlantic National Bank, Jacksonville, FL (1972-1974); Director, Mid-America Apartment Communities, Inc. (since 1993). Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

G. STALEY CATES(*), CFA, Trustee and President; Co-Portfolio Manager. President, Southeastern Asset Management, Inc. (since 1994); Vice President, Southeastern Asset Management, Inc. (1986-1994). Education: B.B.A., Finance, University of Texas, 1986.

CHADWICK H. CARPENTER, JR., Trustee.
Private investor and consultant to software companies. Currently advisory board member of Indus River Networks, which develops products for virtual private networks. Senior executive officer at Progress Software Corporation (a leading provider of software products used by developers to build and deploy commercial applications worldwide) (1983-1997). Prior to 1983, Manager of MIMS Systems Operation, General Electric Information Services Company; Senior Consultant, Touche Ross & Company. Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

DANIEL W. CONNELL, JR., Trustee.
Senior Vice President--Marketing, Jacksonville Jaguars, Ltd., Jacksonville, FL (since 1994) (National Football League franchise); Executive Vice President--Corporate Banking Group and other officer positions, First Union National Bank of Florida, Jacksonville, FL (1970-1994); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida. Education:
B.S.B.A., University of Florida, 1970.

STEVEN N. MELNYK, Trustee.
Private investor and consultant. Chairman of the Executive Committee and President, Riverside Golf Group, Inc., (1987-1997), Jacksonville, FL (a corporation engaged in the design, construction and operation through ownership of golf courses throughout the southeastern US); Golf commentator and sports marketing executive, ABC Sports (since 1991) and CBS Sports (1982-1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship, 1969, and British Amateur Championship, 1971. Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. BARHAM RAY, Trustee.
Chairman of the Board and Secretary, SSM Corporation, Memphis, TN (since 1974) (a venture capital investor); Director, Financial Federal Savings Bank, Memphis, TN. Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

(*)Mr. Hawkins and Mr. Cates are employed by the Investment Counsel and each is deemed to be a Trustee who is an "interested person," as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940. Mr. Carpenter serves as Chairman of the Audit Committee, which is composed of all Trustees who are not affiliated with Southeastern.

OTHER EXECUTIVE OFFICERS

Fund Investment Management

JOHN B. BUFORD, CFA, Co-Portfolio Manager, Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; Vice President--Investments. Professional Experience:
Southeastern Asset Management, Inc. (since 1990).
Education: B.B.A., Finance, University of Texas, 1985.

C. T. FITZPATRICK, III, CFA, Co-Portfolio Manager of Longleaf Partners Realty Fund; Vice President--Investments.
Professional Experience: Vice President, Southeastern Asset Management, Inc.(since 1990).
Education: B.A., Corporate Finance, University of Alabama, 1986; M.B.A., Finance, Vanderbilt University, 1990.

E. ANDREW MCDERMOTT, III, Assistant Portfolio Manager of Longleaf Partners

International Fund; Vice President--Investments.
Professional Experience: Southeastern Asset Management, Inc. (since 1998); J.P. Morgan & Co., San Francisco, Hong Kong, and Singapore; Associate and Analyst (1994- 1998); NEC Logistics, Tokyo (1992-1994).
Education: B.A., Princeton University, 1992.


FRANK N. STANLEY, III, CFA, Vice President--Investments.
Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984).
Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.

Fund Operations

CHARLES D. REAVES, Executive Vice-President and General Counsel.
Professional Experience: Southeastern Asset Management, Inc. (since 1988). Director, ICI Mutual Insurance Company (since 1998).
Education: B.A. (Magna Cum Laude) Furman University, 1956; J.D., University of Alabama, 1961; L.L.M. (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.

JULIE M. DOUGLAS, CPA, Executive Vice President--Operations, Chief Financial Officer and Treasurer.
Professional Experience: Southeastern Asset Management, Inc. (since 1989).
Education: B.S., Accounting, Pennsylvania State University, 1984.

ANDREW R. MCCARROLL, Vice President, Secretary and Assistant General Counsel. Professional Experience: Southeastern Asset Management, Inc. (since 1998); Farris, Warfield & Kanaday (law firm), Nashville, TN (1996-1998).
Education: Vanderbilt University, B.A., 1990; J.D., 1996; The University of Chicago, M.A., 1993.

Marketing and Administration

LEE B. HARPER, Executive Vice President--Marketing.
Professional Experience: Southeastern Asset Management, Inc. (since 1993).
Education: B.A., University of Virginia, 1985; M.B.A., Harvard University, 1989.

RANDY D. HOLT, CPA, Vice President.
Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994).
Education: B.S., Accounting, University of Tennessee, 1976.

General Information

FUNDS OPEN TO NEW SHAREHOLDERS. The Partners Fund, International Fund, and Realty Fund are open to new shareholders. The Small-Cap Fund is closed to new shareholders unless you meet one of the exceptions outlined on page 29.

MINIMUM INITIAL INVESTMENT. Our minimum initial investment for each account is $10,000. Exceptions to the investment minimum are outlined on pages 28 and 29. There is no minimum amount required for subsequent investments. All purchases are subject to acceptance, and we may reject purchases to protect other shareholders.

TRANSFER AGENT. Our transfer agent, PFPC Inc. in Westborough, Massachusetts, handles all shareholder purchases, redemptions and account changes. Please direct your requests and questions about your account directly to PFPC at (800) 445-9469. Southeastern Asset Management, Inc. ("Southeastern") does not process account activity and will forward any correspondence received in Memphis to PFPC, which will process your request when it is received in Westborough, MA.

HOW TO OPEN A NEW ACCOUNT

Checks and wire transfers received by the transfer agent before the close of the New York Stock Exchange receive that day's closing price. Investments received after the close of the Exchange are priced at the next day's closing price. The Funds cannot accept post-dated checks or hold proceeds to be invested at a later date.

By Check:

         -        Complete and sign the application.

         - Make check payable to "Longleaf Partners Funds." Third party checks are not accepted.

         - Indicate on account application and check the amount to be invested in each fund.

         -        Mail application and initial investment to:

By U.S. Mail:                      By overnight courier:
Longleaf Partners Funds            Longleaf Partners Funds
P. O. Box 9694                     c/o PFPC Inc.
Providence, RI 02940-9694          4400 Computer Drive
                                   Westborough, MA 01581
                                   (508) 871-8800

BY WIRE TRANSFER:

         - Call the Funds at (800) 445-9469 (option 0) to establish a new account.
         - Be prepared to provide all information required on the account application.
         - You will be assigned an account number. Please note this number on the top of your application.
         - Using your new account number, instruct your bank to wire funds as follows:

                  Boston Safe Deposit & Trust Co., Boston, MA
                  ABA #011001234
                  DDA #301442
                  Specify Longleaf Partners Funds #
                           Longleaf Partners Fund (#133)
                           Longleaf Partners International Fund (#136)
                           Longleaf Partners Realty Fund (#135)
                           Longleaf Partners Small-Cap Fund (#134)
                  Please include your Longleaf account number and your name.

         - You must send a signed application to the transfer agent. No redemptions can be paid until the Funds receive your signed application.

INDIVIDUAL RETIREMENT ACCOUNTS. Please request an IRA Application Kit to open a Traditional IRA, Roth IRA or SEP. The kit contains an explanation of tax considerations, information on the trustee, State Street Bank, and instructions for opening your retirement account. Your minimum initial investment of $10,000 must be satisfied primarily by transferring funds from an existing IRA or qualified retirement plan.

ADDITIONAL INVESTMENTS

BY CHECK. Send your check with the remittance stub from your account statement or with an instruction letter containing names, addresses and account number to our transfer agent, PFPC. Designate on your check and remittance stub the particular Fund(s) in which you are investing.

BY WIRE TRANSFER.  Follow the wire instructions shown above.
These instructions also appear on the reverse side of your account statement.

BY TELEPHONE AND ELECTRONIC TRANSFER. You may establish electronic transfer capabilities on your account application or by sending written instructions to our transfer agent. You must also include a voided check. You may purchase shares of the Funds by calling the transfer agent at (800) 445-9469 (option 0) to initiate an electronic transfer from your bank account. Your purchase price will be the net asset value computed on the next business day following your telephone purchase request. Your initial investment cannot be made by electronic transfer.

BY AUTOMATIC MONTHLY INVESTMENT. You may establish an automatic monthly investment of $100 or more on your account by completing the ACH section on your account application or by sending written instructions to our transfer agent. You must include a voided check with your request. The Longleaf Partners Funds do not charge a fee for the Automatic Monthly Investment Plan. Consult your banking institution about any service fees that it may charge. Transfers will occur on the business day on or about the 21st of each month. You must send written instructions to change or cancel your automatic monthly investment plan.

CERTIFICATES. If you would like to receive Fund share certificates for your investments, you must send a written request to our transfer agent. Your certificates will not be issued until 15 days after your purchase unless the shares were purchased through a wire transfer. You cannot redeem certificated shares until the certificates have been returned to the transfer agent. If you lose your certificates, you will need to purchase a lost certificate bond.

RETURNED CHECKS OR REJECTED TRANSFERS. You are responsible for any expenses or losses incurred by the Funds if your check is returned or your electronic transfer order is rejected by your bank for any reason, including insufficient funds or a stop payment request. These expenses and losses include additional custodial and transfer agent fees as well as any loss the Funds incur on the cancellation of the shares issued for your account. If you are an existing shareholder, the Funds may collect these losses by redeeming the necessary amount from your account.

EXCEPTIONS TO INVESTMENT
MINIMUM AND CLOSED FUNDS

EXCEPTIONS TO $10,000 INVESTMENT MINIMUM. The following investors may open a new account with an initial investment of less than $10,000:

- Family members of shareholders who have at least $250,000 invested in one of the Longleaf Partners Funds may open one or more accounts in the same Fund for a $5,000 initial investment.

- Persons who are employed by or are individual participants in institutional accounts of at least $2,000,000 in one of the Funds or in an account managed by Southeastern may open one or more accounts in any of the open funds for an initial investment of $5,000.

- Employees of Southeastern and their family members may open new accounts with a $1,000 initial investment.

CLOSED FUND EXCEPTIONS. The Small-Cap Fund closed to new investors on July 31, 1997. The following investors may open new accounts in this Fund for an initial investment of $10,000:

-        Immediate family members of shareholders of the Small-Cap Fund.

- Financial advisors and consultants having clients who have maintained accounts in the Small-Cap Fund since its closing date may add new clients.

- Institutions and affiliates of institutions having an investment advisory relationship with Southeastern of at least $2,000,000.

- Employees of Southeastern and their family members ($1,000 initial investment).

Please note that if you redeem your Small-Cap Fund account below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.

PRIOR APPROVAL FOR EXCEPTIONS. Approval for one of the above exceptions must be obtained by calling Southeastern at (901) 761-2474 prior to making your investment.

HOW TO REDEEM SHARES

You may withdraw any portion of your account in a share or dollar amount at any time. We will send your redemption proceeds within one week of receipt of your redemption request in good order. We must have received a completed and signed account application or W-9 form before releasing your redemption. The Funds cannot hold requests to process redemptions at a later date and must process redemptions when received in good order.

REDEMPTION AND EXCHANGES BY TELEPHONE. Investors who have established telephone redemption privileges may redeem or make exchanges up to $100,000 over the telephone, using the following procedures. Telephone redemptions may not be used for IRA accounts. Accounts with telephone address change requests within the last 30 days must submit written redemption instructions with a Medallion Signature Guarantee.

- You may establish telephone redemption and exchange privileges when completing the account application or you may request the service in writing.

- Call (800) 445-9469 (option 0) if you have established telephone redemption and exchange privileges on your account.

- Proceeds of redemptions will be sent only to the address of record or in accordance with previously established wire instructions.

- Calls before the close of the New York Stock Exchange receive that day's price.

- Calls after the close of the New York Stock Exchange receive the next day's price.

Please retain the confirmation number assigned to your redemption as proof of your trade. You cannot change or cancel a telephone redemption request after the transaction has been placed.

The transfer agent employs reasonable procedures to confirm that instructions received by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by such instructions. The Fund reserves the right to revise or terminate telephone redemption and exchange privileges at any time.

REDEMPTIONS BY LETTER. The following information must be included in a redemption request:

         -        Your account number;

         - Fund name--Longleaf Partners Fund (#133); Longleaf Partners International Fund (#136); Longleaf Partners Realty Fund (#135); Longleaf Partners Small-Cap Fund (#134);

         - The amount of the redemption, specified in either dollars or shares;

         - The signatures of all owners, exactly as they are registered on the account;

         - Medallion Signature Guarantees for redemptions over $100,000 or if the proceeds will be sent to a destination not previously established on the account;

         - Fund Certificates, if any have been issued for the shares being redeemed;

         - Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts.

Please call our transfer agent at (800) 445-9469 (option 0) if you have questions about these requirements.

Redemption requests and required documentation should be sent return receipt requested as follows:

              By U.S. Mail:                    By Overnight Courier:
              Longleaf Partners Funds          Longleaf Partners Funds
              P.O. Box 9694                    c/o PFPC
              Providence, RI 02940-9694        4400 Computer Drive
                                               Westborough, MA 01581
                                               (508) 871-8800

AUTOMATIC MONTHLY WITHDRAWALS. You may establish automatic monthly withdrawals by sending written instructions to the transfer agent. Redemptions will be processed on or about the 21st day of each month. Changes to your automatic monthly withdrawal must be made by sending written instructions to the transfer agent.

COLLECTED FUNDS. Whether you are redeeming by telephone or in writing, the Funds must have received payment for the shares you are redeeming. The transfer agent will send payment for the amount of your redemption covered by collected funds. The balance of the redemption is not considered "in good order" and the transfer agent may delay the redemption for up to 15 days to ensure that collected funds have been received.

REDEMPTION PRICE AND FEES. Your redemption price will be the net asset value per share at the next market close after the receipt of your redemption request in good order. The redemption price may be more or less than the shares' original cost. The Funds do not charge redemption fees.

ACCOUNT CHANGES. Changes to your account registration or account privileges must be made in writing. If your account value exceeds $100,000, those changes must be Medallion Signature Guaranteed. Changes that accompany a redemption request must also be Medallion Signature Guaranteed.

MEDALLION SIGNATURE GUARANTEE. Redemptions over $100,000 must be made in writing and require a Medallion Signature Guarantee. Each signature must correspond with all of the names and signatures of the registered owners of the account. All of the registered owners must sign the request and have their signatures guaranteed. To obtain a Medallion Signature Guarantee, a member firm of a domestic stock exchange, a U. S. commercial bank, or another financial institution that is a participant in a Medallion Program must witness your signature and stamp the document with the appropriate certification. A Notary Public is NOT an eligible guarantor.

CONFIRMATIONS AND REPORTS. If you invest directly with the Funds, you will receive a confirmation statement after each account transaction and a consolidated statement at the end of each calendar quarter. Please review your statement for accuracy and report any discrepancies to the transfer agent promptly. You will also receive tax documentation as required by the IRS. We send quarterly, semi-annual and audited annual reports containing information on each Fund's portfolio of investments. Reports are also available on the Funds' website at www.longleafpartners.com.

PURCHASES AND REDEMPTIONS THROUGH BROKERAGE FIRMS AND OTHER
AUTHORIZED INSTITUTIONS. You may purchase and redeem shares of the Funds through brokerage firms and other authorized institutions that have agreements with the Funds. The firm may charge you a transac-tion fee for its services. If you invest through an authorized firm, you must follow that firm's procedures for buying and selling shares. The firm may designate other organizations to accept purchase and redemption orders on behalf of their clients. The Funds will use the time of day when the firm or its designee accepts the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The brokerage firm or other authorized institution has the responsibility of sending prospectuses, financial reports and other Fund materials to its clients.

BROKER/DEALER AND INSTITUTIONAL INVESTMENTS. Upon execution of formal trading agreements, the Funds will accept trade orders from NASD members or other institutional investors. The Funds offer telephone and automated trading through the transfer agent. Institutional investors may also establish pre-authorized fax redemption privileges. Please contact the Funds to obtain more information about these trading options.

Full payment for all purchases must be received within one day of the trade date. The entity initiating the trade order will be responsible for any loss that results from non-settlement. All purchase minimums and other requirements outlined in the trade order agreements must be followed to remain in good standing. The Funds may withdraw trading privileges at any time if it is in their best interests.

PAYMENT OF REDEMPTIONS IN CASH. Although all redemptions in prior years have been paid in cash, we have made a Rule 18f-1 election. Under this election, the Longleaf Partners Funds at their present sizes are obligated to pay during any 90 day period the first $250,000 of each redemption in cash. For omnibus accounts of brokers this commitment applies to each separate shareholder rather than to the single omnibus account. We have reserved the right to pay the balance of any redemptions in excess of $250,000 by distributing portfolio securities rather than cash. If that should happen, you may incur brokerage commissions when selling the securities that were distributed to you. The securities would also be subject to prevailing market prices at the time of the sale.

HOW FUND SHARES ARE PRICED

The price at which you buy or sell your Fund shares is referred to as their net asset value or "NAV." We calculate NAV by dividing the total value of a Fund's assets less its liabilities by the number of shares outstanding. We determine the NAV once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on week-ends.

The values of the Funds' investments are based on their market values. Securities listed or traded on a securities exchange, on the NASDAQ national market, or on any quotation system providing same day publication of actual prices are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the mid-point between the closing bid and ask prices or, if there are no such prices, the prior day's closing price. All other securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the last representative bid and ask prices or, if there are no such prices, the prior day's closing price. Non-registered securities and securities with limited trading markets are valued in good faith by the Board of Trustees.

We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we reserve the right to price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

More detailed information on how we price portfolio securities appears in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

We intend to qualify for favorable tax treatment under the federal Internal Revenue Code by distributing to shareholders essentially all income and capital gains. The Funds' dividends, comprised primarily of dividends on portfolio securities and interest from money market investments, are usually distributed at the end of the year. Any capital gains realized from sales of portfolio securities during the twelve months ended October 31 are usually distributed between October 31 and the end of the year. Your dividends and distributions will be reinvested in additional shares of the Funds unless you have chosen to receive them in cash. If you make an investment shortly before a dividend is declared, you will be taxed on the full dividend in the same manner as shareholders who have owned shares throughout the year.

TAXES

This tax information is general and refers primarily to current federal income tax provisions. We urge you to consult your own tax adviser about the status of distributions and redemptions as applied to your personal situation.

TAXES ON INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. Generally, the Funds are not taxed on dividends and capital gains distributed to shareholders. Unless your account is a tax advantaged account such as an Individual Retirement Account, or you are a tax exempt organization, you are responsible for paying federal and possibly state income taxes on any dividends and capital gains distributions you receive, even if you reinvest your distribution in additional shares of the Funds. Fund dividends from net investment income and short-term capital gains are taxed at your ordinary income tax rate. Long- term capital gains from securities held by the Funds for more than one year are taxed at a maximum rate of 20%. The Form 1099-DIV mailed to you after December 31 explains the federal tax category of these distributions.

TAXES ON SALES OF FUND SHARES. If you redeem any Fund shares or if you exchange shares between Funds, the transaction is taxable and you may have a capital gain or loss. The amount of the gain or loss is the difference between your tax basis and the amount received. The gain or loss is long-term for shares you have held for one year or more, and is short-term for shares held less than one year. You are responsible for reporting and paying any federal or state taxes which may be due.

WITHHOLDING. Federal law requires the Funds to withhold a portion of distributions and proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to withholding. These certifications must be made on your application or on a separate form which may be requested from our transfer agent.

More detailed information about tax issues relating to the Funds can be found in the Statement of Additional Information.

                      (This page intentionally left blank)

         FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an

                                                              Net Gains
                                                              (Loss) on
                                   Net                        Securities       Total         Dividends   Distributions
                                   Asset Value   Net          Realized         from          from Net    from
                                   Beginning     Investment   and              Investment    Investment  Capital
                                   of Period     Income(a)    Unrealized(a)    Operations    Income      Gains
----------------------------------------------------------------------------------------------------------------------
PARTNERS FUND
Year ended Dec.31,        1999        $24.39        $.28          $  .34         $  .62        $(.29)        $(4.23)
                          1998         25.98         .25            3.22           3.47         (.25)         (4.81)
                          1997         22.85         .21            6.24           6.45         (.21)         (3.11)
                          1996         21.15         .38            4.08           4.46         (.38)         (2.38)
                          1995         17.13         .24            4.46           4.70         (.24)          (.44)
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Year ended Dec 31,        1999          9.97         .06            2.38           2.44         (.06)          (.33)
August 12, 1998
(Capitalization)
through Dec.31,           1998         10.00         .01            (.03)          (.02)        (.01)            --
----------------------------------------------------------------------------------------------------------------------
REALTY FUND
Year ended Dec.31,        1999         14.55         .36           (1.88)         (1.52)        (.23)            --
                          1998         17.35         .44           (2.70)         (2.26)        (.43)            --
                          1997         13.97         .09            4.06           4.15         (.09)          (.64)
                          1996         10.00         .03            4.04           4.07         (.04)          (.05)
----------------------------------------------------------------------------------------------------------------------
SMALL-CAP FUND
Year ended Dec.31,        1999         21.95         .08             .79            .87         (.08)         (2.54)
                          1998         22.18         .17            2.54           2.71         (.17)         (2.77)
                          1997         17.86         .18            5.01           5.19         (.18)          (.69)
                          1996         14.46         .02            4.41           4.43         (.02)         (1.01)
                          1995         13.28         .12            2.35           2.47         (.12)         (1.17)
----------------------------------------------------------------------------------------------------------------------


         (a) In prior years, this information was presented based on weighted average shares outstanding for the period. This table has been recalculated using the SEC method.

         (b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

         (c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.

         (d) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. The Realty Fund's expense ratio in 1996 before expense waiver was 1.60%.

         (e)      Annualized
                  investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

                         Net
                         Asset                 Net              Ratio of      Ratio of
             Total       Value                 Assets           Expenses      Income        Portfolio
Return of    Distri-     End of     Total      End of Period    to Average    to Average    Turnover
Capital      butions     Period     Return(b)  (thousands)      Net Assets    Net Assets    Rate

-----------------------------------------------------------------------------------------------------

 $   --      $(4.52)     $20.49        2.18%     $3,622,109      .92%           1.16%         50.39%
     --       (5.06)      24.39       14.28       3,685,300      .93            1.12          43.78
     --       (3.32)      25.98       28.25       2,605,070      .94             .81          38.07
     --       (2.76)      22.85       21.02       2,300,079      .95            1.61          33.18
     --        (.68)      21.15       27.50       1,876,467     1.01            1.45          12.60

-----------------------------------------------------------------------------------------------------

     --        (.39)      12.02       24.37         293,613     1.75(d)          .60          50.32

     --        (.01)       9.97        9.02(c)       75,572     1.75(d)(e)       .10(e)       24.05

-----------------------------------------------------------------------------------------------------

   (.11)       (.34)      12.69      (10.45)        643,311     1.17            1.42          22.64
   (.11)       (.54)      14.55      (12.98)        775,696     1.17            3.44          21.55
   (.04)       (.77)      17.35       29.73         737,302     1.20             .75          28.66
   (.01)       (.10)      13.97       40.69         156,009     1.50(d)          .92           4.28

-----------------------------------------------------------------------------------------------------

     --       (2.62)      20.20        4.05       1,429,673      .97             .38          47.48
     --       (2.94)      21.95       12.71       1,355,364     1.01             .87          52.51
     --        (.87)      22.18       29.04         915,259     1.09            1.18          16.95
     --       (1.03)      17.86       30.64         252,157     1.23             .18          27.97
     --       (1.29)      14.46       18.61         135,977     1.30             .84          32.95
-----------------------------------------------------------------------------------------------------

         INVESTMENT COUNSEL
         Southeastern Asset Management, Inc.
         6410 Poplar Avenue, Suite 900
         Memphis, TN 38119

         TRANSFER AND DIVIDEND AGENT
         PFPC Inc.
         Westborough, MA

         CUSTODIAN
         State Street Bank & Trust Company
         Boston, MA

         SPECIAL LEGAL COUNSEL
         Dechert Price & Rhoads
         Washington, DC

         INDEPENDENT PUBLIC ACCOUNTANTS
         PricewaterhouseCoopers LLP
         Baltimore, MD and Boston, MA

This Prospectus does not constitute an
offering in any jurisdiction in which such offering would not be lawful.

You can find more information about the
investment objectives and policies, the risks of investing in the Longleaf Partners Funds, and more information on Fund operations in the Statement of Additional Information
(SAI). The SAI is incorporated by reference in this Prospectus, and you may request a copy by visiting our website or calling (800)
445-9469 (option 1).

You can also find more information about the Longleaf Partners Funds in our annual and semi-annual reports to shareholders, which contain financial statements and which also discuss market conditions and investment strategies that significantly affected the
Funds' performance during the last fiscal year. To obtain a free copy of the latest annual or semi-annual report, please visit our website or call (800) 445-9469 (option
1).

The Securities and Exchange Commission
maintains an Internet website that contains the Funds' periodic financial reports to shareholders, amendments to its registration statement which include the Prospectus and Statement of Additional Information, and other required filings. An investor may review these materials free of charge by accessing the SEC's website at http://www.sec.gov.

The Securities and Exchange Commission
Investment Company Act File Number for the
Longleaf Partners Funds is 811-4923.

[GRAPHIC]

LONGLEAF
PARTNERS
FUNDS(SM)

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
www.longleafpartners.com
(800) 445-9469

       LOGO
                            LONGLEAF PARTNERS FUNDS
                    Send completed application and check to:
       Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694

NEW ACCOUNT APPLICATION

PLEASE PRINT. Remember to complete and sign section 10 on the reverse of this application and retain a copy. DO NOT USE THIS FORM TO OPEN AN IRA. For an IRA application or for more information, call (800) 445-9469. (option 1).

1. ACCOUNT REGISTRATION (CHECK ONE BOX ONLY)

[ ] INDIVIDUAL

--------------------------------------------------------------------------------
OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
OWNER'S SOCIAL SECURITY                                     BIRTHDAY (MO/DAY/YR)

[ ] JOINT TENANT WITH RIGHTS OF SURVIVORSHIP (UNLESS OTHERWISE NOTED)

--------------------------------------------------------------------------------
JOINT OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
JOINT OWNER'S SOCIAL SECURITY                               BIRTHDAY (MO/DAY/YR)

[ ] GIFT TO MINOR

--------------------------------------------------------------------------------
ADULT CUSTODIAN'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S STATE OF RESIDENCE

--------------------------------------------------------------------------------
MINOR'S SOCIAL SECURITY NUMBER                      MINOR'S BIRTHDAY (MO/DAY/YR)

[ ] TRUST                  [ ] CORPORATION  [ ] 401(K)                 [ ] OTHER
(check one)

--------------------------------------------------------------------------------
NAME OF TRUST OR ENTITY

--------------------------------------------------------------------------------
TRUSTEE NAME

--------------------------------------------------------------------------------
ADDITIONAL TRUSTEE NAME, IF ANY

--------------------------------------------------------------------------------
BENEFICIARY'S OR CLIENT'S NAME IF DIFFERENT THAN TRUST OR ENTITY NAME

--------------------------------------------------------------------------------
TAXPAYER ID NUMBER                           DATE OF TRUST AGREEMENT (MO/DAY/YR)

2. MAILING ADDRESS

--------------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

--------------------------------------------------------------------------------
OTHER INFORMATION (SUITE, ATTENTION, ETC.)

--------------------------------------------------------------------------------
CITY, STATE, ZIP

(      )                                              (      )
--------------------------------------------------------------------------------
DAYTIME PHONE                                                EVENING PHONE

ARE YOU A U.S. CITIZEN? [ ] Yes [ ] No
If not a U.S. citizen, specify country of permanent residence:

--------------------------------------------------------------------------------

3. INITIAL INVESTMENT ($10,000 MINIMUM PER ACCOUNT)

NOTE: THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS.

[ ] Partners Fund (#133)                                    $
                                                             -------------------

[ ] International Fund (#136)                               $
                                                             -------------------

[ ] Realty Fund (#135)                                      $
                                                             -------------------

[ ] Small-Cap Fund (#134)                                   $     Closed 7/31/97
                                                             -------------------
                                                      Total $
                                                             ===================

[ ] Check  Make payable to Longleaf Partners Funds and mail to the address at the top of this form.

[ ] Wire Prior to wiring funds, call (800) 445-9469 to set up an account. Wire as follows:
           Boston Safe Deposit & Trust Co.
           Boston, Massachusetts
           ABA #011001234
           DDA #301442
           For Fund #
                      --------------------------
           For credit to: (your name as account is registered)
           Shareholder account #: (your account number)

Note: You must send a completed application to the Fund. Redemption cannot be paid until the completed application has been received.

4. DIVIDENDS AND CAPITAL GAINS PAYMENTS

All distributions will be reinvested in additional shares unless you select one or both options below:

[ ] Distribute all capital gains by check.
[ ] Distribute all dividends by check.

5. AUTOMATIC MONTHLY INVESTMENT

Please indicate the amount of your monthly investment in each fund. Our minimum monthly investment is $100 per Fund. Bank transfers will be processed on or about the 21(st) of each month.

[ ] TRANSFER THE FOLLOWING AMOUNT AROUND THE 21ST OF EACH MONTH:
   Partners Fund (#133)                                            $
                                                                     -----------

   International Fund (#136)                                       $
                                                                     -----------

   Realty Fund (#135)                                              $
                                                                     -----------

   Small-Cap Fund (#134)                                           $
                                                                     -----------

   TOTAL MONTHLY INVESTMENT                                        $
                                                                     ===========

[ ] BEGINNING DATE
                                                                     -----------
                                                                        MO/YR

(Automatic Investment Plans normally become active 20 business days after your application is processed.)

--------------------------------------------------------------------------------

6. TELEPHONE PURCHASES

Purchases made by telephone will be added to your account on the day following your call, NOT ON the same day your call is placed. Once initiated, a telephone purchase cannot be canceled. Purchases will be deducted from your checking account by electronic transfer.

[ ] Add the telephone purchase capability to my account.

Include a voided check to verify your banking instructions.

7. TELEPHONE REDEMPTIONS AND EXCHANGES
I DO NOT want the following telephone capability on my account:

[ ]  Telephone Redemption ($100,000 Maximum)

[ ]  Telephone Exchange

You can redeem up to $100,000 over the telephone. Larger redemptions must be made in writing and must have a medallion signature guarantee.

8. WIRE INSTRUCTIONS
Redemptions should be sent by Federal Wire to:

------------------------------------------------------------------------
BANK NAME                                   CITY             STATE

------------------------------------------------------------------------
ABA ROUTING #                                     ACCOUNT #

------------------------------------------------------------------------
NAME ON ACCOUNT

Include a voided check to verify your banking instructions.

9. DUPLICATE SHAREHOLDER STATEMENTS

Please send a copy of my account statements to:

------------------------------------------------------------------------
NAME (FIRST, INITIAL, LAST)

------------------------------------------------------------------------
COMPANY NAME

------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

------------------------------------------------------------------------
CITY, STATE, ZIP

         CLIENT IDENTIFICATION NUMBER (For Internal Use Only)

10. SIGNATURE
EACH OWNER MUST SIGN THIS SECTION.

By signing this application, I certify that:

- I have received and read the prospectus for the Fund and I agree to its terms. I have the authority and legal capacity to purchase mutual fund shares, am of legal age and believe each investment to be suitable for me.

- I understand that this Fund is not a bank, and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC.

- I ratify any instructions, including telephone instructions, given on this account. I understand that the Fund or PFPC will employ reasonable procedures to confirm the genuineness of my instructions. I agree that neither the Fund nor PFPC will be liable for any loss, cost, or expense for acting upon any instructions believed to be genuine and in accordance with reasonable procedures designed to prevent unauthorized transactions.

- If I am a non-resident alien, as indicated above, I certify under penalties of perjury that I am not a U.S. citizen or resident alien and that I am an "exempt foreign person" as defined under IRS regulations.

- IF I AM A U.S. CITIZEN OR RESIDENT ALIEN, AS INDICATED ABOVE, I CERTIFY UNDER PENALTIES OF PERJURY THAT (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO IRS BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) BECAUSE I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

[ ] CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

[ ]Check if more than one authorized signature is
   required to execute a transaction.
                                      ----------------------------------
                                               (number required)
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SIGNATURE OF OWNER/AUTHORIZED SIGNER                     (DATE)

X
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SIGNATURE OF JOINT OWNER/AUTHORIZED SIGNER               (DATE)

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(ADDITIONAL INSTITUTIONAL SIGNATURE)                     (DATE)

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


                                     PART B

                         INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION

                           LONGLEAF PARTNERS FUNDS SM
                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 9, 2000
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

(LOGO)                         TABLE OF CONTENTS

- Fund History..............................................    2
- Investment Objectives and Policies........................    2
- Fundamental Policies and Restrictions.....................    3
- Non-Fundamental Investment Restrictions...................    6
- Additional Information About Types of Investments and
  Investment Techniques
    Repurchase Agreements...................................    7
    Warrants................................................    8
    Real Estate Investment Trusts...........................    8
    Futures Contracts.......................................    8
    Options on Securities and Stock Indices.................    9
    Foreign Currency Contracts..............................   10
    Lending of Portfolio Securities.........................   11
    Swaps...................................................   11
    Short Sales.............................................   11
- Portfolio Turnover........................................   12
- Management of the Funds...................................   13
- Compensation Table........................................   13
- Control Persons and Principal Holders of Securities.......   14
- Investment Advisory Services..............................   14
- Fund Administration.......................................   15
- Other Service Providers...................................   16
- Allocation of Brokerage Commissions.......................   17
- Capital Stock and Indemnification Rights..................   19
- Purchase, Redemption, and Pricing of Shares...............   20
- Additional Tax Information................................   21
- Investment Performance and Total Return...................   23
- Table of Bond and Preferred Stock Ratings.................   25
- Financial Statements
    Report of Independent Public Accountants................   28
      Partners Fund Portfolio of Investments................   29
      International Fund Portfolio of Investments...........   31
      Realty Fund Portfolio of Investments..................   33
      Small-Cap Fund Portfolio of Investments...............   35
    Other Financial Statements..............................   37

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119

               TELEPHONE (800) 445-9469; WWW.LONGLEAFPARTNERS.COM

                             ---------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED AUGUST 9, 2000, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, ALSO DATED AUGUST 9, 2000, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CALLING (800) 445-9469.

                         LONGLEAF PARTNERS FUNDS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION
                             ---------------------

                             LONGLEAF PARTNERS FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                             ---------------------

                                  FUND HISTORY

Organization. Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its four separate series or Funds and the dates of their initial public offerings are as follows:

     Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) -- Initial public offering -- April 8, 1987.

     Longleaf Partners International Fund -- Initial public offering -- October 26, 1998.

     Longleaf Partners Realty Fund -- Initial public offering -- January 2,
     1996.

     Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) -- Initial public offering -- February 21, 1989; closed to new investors, effective July 31, 1997.

Significance of Fund Names. The name "Longleaf", derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word "Partners." In selecting portfolio investments, Southeastern Asset Management, Inc. ("Southeastern"), the Funds' Investment Counsel, seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term "partners" with management of the companies in the portfolios. Correspondingly, Southeastern's own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a "partner" with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as "partners" with Fund management.

                       INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with four series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies are as follows:

LONGLEAF PARTNERS FUND

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests primarily in equity securities of mid to large-cap companies.

LONGLEAF PARTNERS INTERNATIONAL FUND

Investment Objective -- Long-term capital growth through investment primarily in equity securities of international or foreign issuers.

Investment Policy -- Invests at least 65% of total assets in the equity securities of international issuers domiciled or operating primarily in at least three companies other than the United States.

LONGLEAF PARTNERS REALTY FUND

Investment Objective -- Maximum total return over the long-term through investment primarily in real estate oriented companies.

Investment Policy -- Invests at least 65% of total assets in the equity securities of companies in the real estate industry or related industries.

LONGLEAF PARTNERS SMALL-CAP FUND

Investment Objective -- Long-term capital growth.
Investment Policy -- Invests at least 65% of total assets in equity securities of companies having a market capitalization in the range of companies included in the Russell 2000 Index.

Certain investment objectives, policies, and restrictions have been adopted as "fundamental", either because a Fund has elected to do so or because the Securities and Exchange Commission so requires. Those investment objectives and restrictions classified as fundamental cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, "approval of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners, Small-Cap, and Realty Funds are fundamental, and cannot be changed without shareholder approval. The investment objective of the International Fund is non-fundamental, as are the general investment policies of all of the Funds. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

                     FUNDAMENTAL POLICIES AND RESTRICTIONS

Non-Diversification. The Funds are all classified as "non-diversified" under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards. The Partners Fund, the Small-Cap Fund, and the Realty Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two "baskets" or groups of holdings -- a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. With respect to the diversified basket, consisting of at least 50% of a Fund's total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Industry Concentration. The Partners Fund, International Fund, and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System ("NAICS") or other publicly available information. Industry category groupings shown in the Funds' printed reports sent quarterly to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

The Realty Fund may not invest 25% of more of the value of its total assets in any industry other than in real estate oriented companies, as discussed in more detail in the Prospectus on pages 12 and 16. For purposes of this definition, a company is real estate oriented if at least 50% of its revenues are derived from real estate related activities, or at least 50% of its appraised value as determined by Southeastern is comprised of real estate assets. A company which satisfies this definition is realty oriented even though its technical NAICS Industry Code may classify it as being in a different industry.

The Funds have adopted certain investment restrictions which are designated as fundamental, which means that these restrictions cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners, Realty, and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

Except as specifically authorized, the Partners Fund, the Realty Fund, and the Small-Cap Fund each may not:

- Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities.

- Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

- Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

- Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

- Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

- Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in quotation marks and bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

- INDUSTRY CONCENTRATION. "THE FUND WILL NOT PURCHASE ANY SECURITY WHICH WOULD CAUSE THE FUND TO CONCENTRATE ITS INVESTMENTS IN THE SECURITIES OF ISSUERS PRIMARILY ENGAGED IN ANY ONE INDUSTRY EXCEPT AS PERMITTED BY THE SECURITIES AND EXCHANGE COMMISSION."

  Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets, exclusive of cash and U.S. Government securities, in securities of companies in any single industry. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

- SENIOR SECURITIES. "THE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR ANY RULE, ORDER OR INTERPRETATION UNDER THE ACT."

  Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value equal to the future obligations.

- BORROWING. "THE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED BY APPLICABLE LAW."

  Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

- UNDERWRITING. "THE FUND MAY NOT ACT AS AN UNDERWRITER OF SECURITIES ISSUED BY OTHERS, EXCEPT INSOFAR AS THE FUND MAY BE DEEMED AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES."

  Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or "restricted" form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

- COMMODITIES. "THE FUND MAY NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS ISSUED BY PERSONS THAT PURCHASE OR SELL COMMODITIES OR COMMODITIES CONTRACTS, BUT THIS RESTRICTION SHALL NOT PREVENT THE FUND FROM PURCHASING, SELLING AND ENTERING INTO FINANCIAL FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON INDICES OF SECURITIES, INTEREST RATES AND CURRENCIES), OPTIONS ON FINANCIAL FUTURES CONTRACTS, WARRANTS, SWAPS, FORWARD CONTRACTS, FOREIGN CURRENCY SPOT AND FORWARD CONTRACTS, OR OTHER DERIVATIVE INSTRUMENTS THAT ARE NOT RELATED TO PHYSICAL COMMODITIES."

  Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

- LENDING. "THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS EXCEPT THROUGH THE LENDING OF SECURITIES HELD BY IT AS PERMITTED BY APPLICABLE LAW, THROUGH THE USE OF REPURCHASE AGREEMENTS, AND BY THE PURCHASE OF DEBT SECURITIES, ALL IN ACCORDANCE WITH ITS INVESTMENT POLICIES."

- REAL ESTATE. "THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR ARE ENGAGED IN THE REAL ESTATE BUSINESS, INCLUDING REAL ESTATE INVESTMENT TRUSTS, AND SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN AND THE FUND MAY HOLD AND SELL REAL ESTATE ACQUIRED THROUGH DEFAULT, LIQUIDATION, OR OTHER DISTRIBUTIONS OF AN INTEREST IN REAL ESTATE AS A RESULT OF THE FUND'S OWNERSHIP OF SUCH SECURITIES."

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restrictions which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

- Purchase restricted (non-registered) or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

- Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of

  1940 (for each holding, 5% of the Fund's total assets, 3% of the company's voting stock, with not more than 10% of the Fund's total assets invested in all such investment companies) provided such acquisitions are made in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction.

- Make short sales of equity portfolio securities whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lessor of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply.

- Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

- Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

- Pledge, mortgage or hypothecate its assets except in connection with borrowings which are otherwise permissible.

- Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

               ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which an investor such as the Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest, at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Investment Counsel will evaluate and monitor the credit worthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts ("forward contracts") to seek to minimize the exposure from a change in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the foreign currency exposure risk to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged against foreign currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

Swaps. The Funds may enter into swaps involving equity interests, indexes, and currencies without limit. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single stock or a basket of stocks. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counter party to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Short Sales. The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund's portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds' investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% generally occur because portfolio investments are acquired by other companies or reach their appraised or intrinsic value during the year and are sold. The proceeds of these sales may then be applied to purchase new positions having a lower price to value ratio. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Turnover rates greater than 100% involve greater transaction costs.

The 1999 portfolio turnover rates of the Funds for the past three years are as follows:

                                                          1999      1998      1997
                                                         ------    ------    ------
Partners Fund..........................................  50.39%    43.78%    38.07%
International Fund.....................................  50.32%    24.05%*     --
Realty Fund............................................  22.64%    21.55%    28.66%
Small-Cap Fund.........................................  47.48%    52.51%    16.95%

---------------

* Partial year

                            MANAGEMENT OF THE FUNDS

Each of the Funds is supervised by its Board of Trustees, which implements policies through the particular Fund's principal executive officers, all of whom are officers or employees of Southeastern Asset Management, Inc. ("Southeastern"). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

The names, principal occupations during at least the past five years and other information about members of the Boards of Trustees and the Funds' executive officers are set forth in the Prospectus on pages 24 and 25. The following table provides information on the annualized schedule of Trustees' fees now being paid:

                               COMPENSATION TABLE

                                       AGGREGATE COMPENSATION FROM EACH FUND           TOTAL
         NAME OF PERSON;           ----------------------------------------------   COMPENSATION
         POSITION (AGE)            PARTNERS   INTERNATIONAL   REALTY    SMALL-CAP     FROM ALL
             ADDRESS                 FUND         FUND         FUND       FUND         FUNDS
         ---------------           --------   -------------   -------   ---------   ------------
O. Mason Hawkins*
  Chairman of the Board and Chief
  Executive Officer (52).........     None          None         None       None         None
G. Staley Cates*
  Trustee and President (36).....     None          None         None       None         None
Chadwick H. Carpenter, Jr.
  Trustee (50)
  14 Oak Park
  Bedford, MA 01730..............  $20,000       $10,000      $10,000    $10,000      $50,000
Daniel W. Connell, Jr.
  Trustee (51)
  One Stadium Place
  Jacksonville, FL 32202.........  $20,000       $10,000      $10,000    $10,000      $50,000
Steven N. Melnyk
  Trustee (53)
  1535 The Greens Way
  Jacksonville Beach, FL 32250...  $20,000       $10,000      $10,000    $10,000      $50,000
C. Barham Ray
  Trustee (53)
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117..............  $20,000       $10,000      $10,000    $10,000      $50,000

---------------

* Trustee is an "interested" person through employment by Southeastern. The "interested" Trustees and all executive officers of the Fund are officers or employees of Southeastern, which pays their salaries and other employee benefits. Its address is 6410 Poplar Ave., Ste. 900, Memphis, TN 38119.

The Funds have no pension or retirement plan for Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is controlled by its respective Board of Trustees. Each Board of Trustees consists of six members, four of whom are independent of Southeastern and are not "interested persons" of the particular Fund as that term is defined in the Investment Company Act of 1940.

The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the designated Funds at December 31, 1999:

                                           PARTNERS   INTERNATIONAL   REALTY   SMALL-CAP
                                             FUND         FUND         FUND      FUND
                                           --------   -------------   ------   ---------
Clients of Charles Schwab & Co., a
  brokerage firm.........................   16.6%         15.2%       22.6%      31.2%
Clients of National Financial Service
  Corp., a brokerage firm................    *              *           *         6.0%
Sun Microsystems, Inc. Retirement Plan...    5.4%          --          --        --
Litton Industries, Inc. (Employee
  Retirement Plans)......................    5.7%          --          6.6%      --
Henry R Fett TTEE
U/A DTD 12/20/99
1999 Irrevocable US Annuity & Gift
Trust....................................    --           11.7%        --        --
Eternity Limited.........................    --            8.6%        --        --
Mr. O. Mason Hawkins, Chairman of the
  Board and CEO of the Funds and
  Southeastern...........................    *             8.3%        6.2%       *
All Trustees and officers of the Fund,
  all directors and officers of
  Southeastern and their relatives,
  affiliated retirement plans and
  endowments.............................    1.7%         14.1%        9.2%       4.5%

---------------

* Ownership is less than 5%.

                          INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund's Investment Counsel. Southeastern is owned and controlled by its principal officers, who are listed in the Prospectus as affiliated Trustees and Executive Officers of the Fund. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the Company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $13 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 21 through 23.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above

$400 million. The annual Investment Counsel fee for the Realty Fund is 1% of average daily net assets; the annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses. For the Partners, Realty, and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.5% of each Fund's average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

                                               1999           1998           1997
                                            -----------    -----------    -----------
Partners Fund.............................  $33,132,889    $26,393,753    $20,885,285
International Fund........................  $ 3,434,064(1) $    84,434(2)          --
Realty Fund...............................  $ 7,445,972    $ 8,173,553    $ 5,064,551
Small-Cap Fund............................  $11,915,519    $ 9,831,536    $ 5,697,623

---------------

(1) Net after reduction of $42,258 under expense limitation.

(2) Partial year; net after reduction by $127,852 under expense limitation.

                              FUND ADMINISTRATION

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

- Preparation and maintenance of all accounting records

- Preparation and filing of required financial reports and tax returns

- Securities registrations and reports of sales of shares

- Calculation of daily net asset value per share

- Preparation and filing of prospectuses, proxy statements, and other reports to shareholders

- General coordination and liaison among the Investment Counsel, the custodian bank, the transfer agent, authorized dealers, other outside service providers, and regulatory authorities

- Supplying office space and general administrative support for the above functions.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

                                                       1999         1998         1997
                                                    ----------   ----------   ----------
Partners Fund.....................................  $4,284,390   $3,385,838   $2,651,375
International Fund................................  $  231,755   $   14,152           --
Realty Fund.......................................  $  744,598   $  817,356   $  506,455
Small-Cap Fund....................................  $1,455,404   $1,177,540   $  632,636

The Funds also reimburse the Administrator for the charges for computer programs and hardware solely used to process Fund transactions and a portion of the compensation of the Funds' Treasurer. These reimbursable expenses are allocated among the portfolios taking into account their respective assets and number of shareholders. The Administrator has not been leasing computer hardware equipment for dedicated use by the Fund and has not requested reimbursement for costs or charges related to computer hardware. Reimbursable expenses paid by each Fund for the last three fiscal years are as follows:

                                                        1999       1998       1997
                                                      --------   --------   --------
Partners Fund.......................................  $184,137   $159,255   $192,492
International Fund..................................  $  7,033   $  9,704*        --
Realty Fund.........................................  $ 41,405   $ 48,319   $ 19,076
Small-Cap Fund......................................  $ 69,576   $ 59,371   $ 26,959

---------------

* Partial year

All other direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any regulatory agency in the several states; (v) insurance premiums and trade association dues;
(vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, dividend notices and all other communications; (vii) expenses of meetings of shareholders and the Boards of Trustees; (viii) external expenses related to pricing the Funds' portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds also pay the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items.

Terms of Operating Agreements. Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed prior to August 1 of each year by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days' written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

                            OTHER SERVICE PROVIDERS

Custodian of Fund Assets. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the foreign custody manager for the Funds with respect to foreign securities, using foreign sub-custodians which participate in its global custody network.

Transfer Agent. PFPC Inc. ("PFPC"), located at 4400 Computer Drive, Westborough, MA 01581-5120, an affiliate of The PNC Financial Services Group, Inc., is the transfer agent and dividend disbursing agent. PFPC maintains all shareholder accounts and records; processes all transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations and correspondence; issues stock certificates; and handles all account inquiries.

Independent Public Accountants. PricewaterhouseCoopers LLP is the Fund's independent public accounting firm. The Funds are served by the Baltimore office, located at 250 West Pratt Street, Suite 2100, Baltimore MD 21201, and by the Boston office, located at 160 Federal Street, Boston, MA 02110.

Legal Counsel. Dechert Price and Rhoads, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds' special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Charles
D. Reaves, Executive Vice President of the Funds and Vice President and General Counsel of Southeastern, is General Counsel of the Funds, and Andrew R. McCarroll is Vice President, Secretary and Assistant General Counsel of the Funds and Southeastern.

                      ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as "brokers") for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

          1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

          2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve "best execution".

          3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and for other services which benefit the Fund directly through reduction of the Fund's expense obligations, such as a reduction in the Fund's share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of a Fund's shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish "best execution", as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or one managed account. When several accounts and the Funds' portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through independent brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

                                                       1999         1998         1997
                                                    ----------   ----------   ----------
Partners Fund.....................................  $6,824,949   $6,461,416   $4,707,780
International Fund................................  $1,266,740   $  282,438*          --
Realty Fund.......................................  $1,219,191   $1,362,321   $1,791,258
Small-Cap Fund....................................  $4,020,068   $4,088,165   $1,632,755

---------------

* Partial year

                    CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the "Trust") is a Massachusetts business trust with four separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund's Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee, officer, employee, or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the person's duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, NFDS, are described on pages 26 through 32 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, we value all Fund assets daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is dividend by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:


                                     Net Asset Value Per
       Net Assets                           Share
------------------------   equals
   Shares Outstanding

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statement of Assets and Liabilities for the year ended December 31, 1999, shown on pages 37 and 38, was calculated as follows:

           PARTNERS FUND                       INTERNATIONAL FUND

   $3,622,109,470                                 $293,613,096
  ----------------  = $20.49                    ---------------- = $12.02
     176,769,274                                   24,431,980


            REALTY FUND                          SMALL-CAP FUND

    $643,310,527                                 $1,429,673,217
  ----------------  = $12.69                    ---------------- = $20.20
     50,689,493                                    70,780,977

In valuing Fund assets, we apply the following procedures:

(1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market or any quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices;

(2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's closing price;

(3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees;

(4) Valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

(5) The fair value of short-term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

(6) The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

(7) Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed on days (such as on week-ends) and at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the closing prices of some foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded. The Funds follow the practice of converting closing market prices denominated in foreign currency to U.S. dollars using the noon Reuters currency exchange rates. This practice is widely used in the industry and tends to reduce pricing differences between the close of the foreign markets and the close of business on the New York Stock Exchange.

The Funds expect to follow their standard procedures in valuing foreign securities even though there may be interim market developments which could have an effect on the net asset value. However, should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and in the absence of specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

                           ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options future and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Further, a regulated investment company may invest not more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund qualifies under the Internal Revenue Code for favorable tax treatment, it is not subject to federal income tax or state taxation in the Commonwealth of Massachusetts on its investment company taxable income and any net realized capital gains which are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their personal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund should fail to qualify for favorable tax treatment under the Internal Revenue Code, the Fund itself would be subject to federal income tax and to taxation by the Commonwealth of Massachusetts on these amounts. To qualify again for favorable tax treatment under the Internal Revenue Code, the Fund must distribute all undistributed earnings and profits to shareholders, who then would be subject to taxation on the amounts distributed.

At December 31, 1999, Longleaf Partners Realty Fund had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration, as follows:

  AMOUNT                   EXPIRATION
  ------                   -----------
$17,735,542   ...........   12/31/2006
$ 7,577,501   ...........   12/31/2007

The Funds may purchase certain debt securities which may be secured in whole or in part by interests in real estate. If there should be a default and a Fund were to acquire real estate by foreclosure, income generated by that real estate (including rental income and gain on its disposition) may not be regarded as qualifying income. If the Fund's non-qualifying income for a taxable year exceeds 10% of its gross income, it would fail to qualify for favorable tax treatment.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a "passive foreign investment company" and the Fund is able to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute.

                    INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

          "Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

                         p(1+T) to the nth power = ERV

        Where  P     =   a hypothetical initial investment of $1,000
               T     =   average annual total return
               n     =   number of years (or fractional portions thereof)
               ERV   =   ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns for the calendar years ended 12/31 for each of the Funds are as follows:

                                       PARTNERS   INTERNATIONAL    REALTY    SMALL-CAP
                                         FUND         FUND          FUND       FUND
                                       --------   -------------    ------    ---------
1999.................................     2.18%       24.37%       (10.45)%     4.05%
1998.................................    14.28%        9.02%*      (12.98)%    12.71%
1997.................................    28.25%          --         29.73%     29.04%
1996.................................    21.02%          --         40.69%     30.64%
1995.................................    27.50%          --            --      18.61%
1994.................................     8.96%          --            --       3.64%
1993.................................    22.20%          --            --      19.83%
1992.................................    20.47%          --            --       6.87%
1991.................................    39.19%          --            --      26.31%
1990.................................   (16.35)%         --            --     (30.05)%
1989.................................    23.26%          --            --      21.51%*
1988.................................    35.19%          --            --         --

---------------

* Partial year

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 1999, are as follows:

PARTNERS FUND
  Five years ended 12/31/99.................................  18.24%
  Ten years ended 12/31/99..................................  15.75%
  From Initial Public Offering on 4/8/87 through 12/31/99...  15.48%
INTERNATIONAL FUND
  From Initial Public offering on 10/26/98 through
     12/31/99...............................................  29.41%
REALTY FUND
  From Initial Public Offering on 1/2/96 through 12/31/99...   9.21%
SMALL-CAP FUND
  Five years ended 12/31/99.................................  18.58%
  Ten years ended 12/31/99..................................  10.64%
  From Initial Public offering on 2/21/89 through
     12/31/99...............................................  11.75%

Investment Performance Information. The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron's, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information. Average annual total return information may be useful to investors in considering each Fund's past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund's total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and contain different and generally more numerous securities than the Funds' portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in the Funds' total returns or the total returns of any market indices for taxes payable on distributions.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund's total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds' investment objectives will be achieved.

                   TABLE OF BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND AND PREFERRED STOCK
RATINGS:

AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 1999, audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, are included in the printed Annual Report to Shareholders of the Funds, and such Financial Statements are incorporated by reference herein. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Accountants dated February 5, 2000 are included as a part of this Statement of Additional Information on the following pages.

                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, Longleaf Partners Realty Fund, and Longleaf Partners Small-Cap Fund, each a series of Longleaf Partners Funds Trust, (hereafter referred to as the "Funds"), at December 31, 1999, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 2000

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                                 MARKET VALUE
    ----------                                                                              --------------
Common Stock 98.4%

                     Environmental Services 17.1%
     2,890,900   *   Allied Waste Industries, Inc........................................   $   25,476,056
    34,557,689       Waste Management, Inc.(b)...........................................      593,960,280
                                                                                            --------------
                                                                                               619,436,336
                                                                                            --------------
                     Health Insurance 2.7%
       267,700       Aetna Inc...........................................................       14,941,006
     1,525,300       United Healthcare Corporation.......................................       81,031,562
                                                                                            --------------
                                                                                                95,972,568
                                                                                            --------------
                     Investment Management 0.5%
     1,237,700   *   The Pioneer Group, Inc..............................................       19,493,775

                     Lodging 17.3%
     1,076,380   *   Crestline Capital Corporation(b)....................................       22,200,337
    19,601,100       Hilton Hotels Corporation(b)........................................      188,660,588
    11,700,250       Host Marriott Corporation(b)........................................       96,527,063
    10,103,600       Marriott International, Inc.........................................      318,894,875
                                                                                            --------------
                                                                                               626,282,863
                                                                                            --------------
                     Manufacturing 2.2%
     4,450,000   *   UCAR International, Inc.(b).........................................       79,265,625

                     Multi-Industry 9.0%
     1,565,000       Alexander & Baldwin, Inc............................................       35,701,563
     3,323,000       General Motors Corporation..........................................      241,540,563
       360,640       Koninklijke Philips Electronics N.V. (Foreign)......................       48,686,400
                                                                                            --------------
                                                                                               325,928,526
                                                                                            --------------
                     Natural Resources 11.7%
     7,459,900       Georgia-Pacific Corporation - Timber Group(b).......................      183,700,038
    11,201,032   *   Pioneer Natural Resources Company(b)................................      100,109,223
     2,900,000       Rayonier Inc.(b)....................................................      140,106,250
                                                                                            --------------
                                                                                               423,915,511
                                                                                            --------------
                     Property & Casualty Insurance 6.8%
    30,534,000       The Nippon Fire & Marine Insurance Company, Ltd. (Foreign)(b).......       90,985,902
    27,460,000       The Yasuda Fire & Marine Insurance Company, Ltd. (Foreign)..........      155,066,839
                                                                                            --------------
                                                                                               246,052,741
                                                                                            --------------
                     Publishing 5.1%
     3,134,300       Knight Ridder, Inc..................................................      186,490,850

                     Real Estate 6.2%
     1,998,400       Boston Properties Inc...............................................       62,200,200
     9,681,791       TrizecHahn Corporation (Foreign)(b).................................      163,380,223
                                                                                            --------------
                                                                                               225,580,423
                                                                                            --------------

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                                 MARKET VALUE
    ----------                                                                              --------------
                     Restaurants 4.8%
     4,465,000   *   Tricon Global Restaurants, Inc......................................   $  172,460,625

                     Transportation 15.0%
    10,175,000       Canadian Pacific Limited (Foreign)..................................      219,398,437
     7,890,000   *   FDX Corporation(c)..................................................      322,996,875
                                                                                            --------------
                                                                                               542,395,312
                                                                                            --------------
                     TOTAL COMMON STOCKS (COST $3,940,414,406)...........................    3,563,275,155
                                                                                            --------------

       PAR
    ----------
    Short-Term Obligations 1.7%
    62,701,000       Repurchase Agreement with State Street Bank, 2.50% due 1-3-00
                       (Collateralized by U.S. government securities)....................       62,701,000
                                                                                            --------------
TOTAL INVESTMENTS (COST $4,003,115,406)(a).......................................  100.1%    3,625,976,155
OTHER ASSETS AND LIABILITIES, NET................................................   (0.1)       (3,866,685)
                                                                                   -----    --------------
NET ASSETS.......................................................................  100.0%   $3,622,109,470
                                                                                   =====    ==============
NET ASSET VALUE PER SHARE................................................................           $20.49
                                                                                            ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $435,970,447, and $(813,109,698), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral for forward currency contracts. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 19% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                          Currency Sold and                         Currency      Unrealized
 Units Sold                          Settlement Date                        Market Value       Loss
-------------   ----------------------------------------------------------  ------------   ------------
8,759,000,000   Japanese Yen 3-30-00......................................  $86,819,208    $(12,022,002)
5,565,000,000   Japanese Yen 6-30-00......................................   56,009,314      (4,841,706)
5,400,000,000   Japanese Yen 9-29-00......................................   55,224,990        (882,633)
                                                                            ------------   ------------
                                                                            $198,053,512   $(17,746,341)
                                                                            ============   ============

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
Common Stock 101.3%

                     Banks 1.8%
       389,672   *   Banco Hipotecario (Argentina)......................................   $  5,378,011

                     Broadcasting 6.5%
       220,000       Nippon Broadcasting System (Japan)(d)..............................     19,129,484

                     Food 2.1%
       601,000       Ezaki Glico Co., Ltd. (Japan)(d)...................................      2,794,937
        64,000       Weetabix Limited (United Kingdom)..................................      3,352,336
                                                                                           ------------
                                                                                              6,147,273
                                                                                           ------------
                     Lodging 0.3%
       475,000       Jarvis Hotels plc (United Kingdom).................................        899,530

                     Multi-Industry 15.7%
    83,750,000   *   Brierley Investments Limited (New Zealand)(d)......................     17,470,250
       310,100       Sea Containers Limited (Bermuda)...................................      8,256,412
     3,765,000       Wassall PLC (United Kingdom)(d)....................................     20,388,650
                                                                                           ------------
                                                                                             46,115,312
                                                                                           ------------
                     Natural Resources 12.8%
       380,000       De Beers Consolidated Mines Ltd. (South Africa)....................     10,996,250
     3,349,996       Gendis Inc. (Canada)(b)(c).........................................     10,964,295
     4,650,000   *   Gulf Canada Resources Limited (Canada).............................     15,693,750
                                                                                           ------------
                                                                                             37,654,295
                                                                                           ------------
                     Printing 6.0%
     3,453,600       Bemrose Corporation plc (United Kingdom)(b)........................     17,477,765

                     Property & Casualty Insurance 22.8%
     2,670,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd. (Japan)(d)...     10,877,720
     4,879,000       The Nippon Fire & Marine Insurance Company, Ltd. (Japan)(d)........     14,538,554
     3,337,000       The Nissan Fire & Marine Insurance Company, Ltd. (Japan)(d)........     10,302,292
       490,000       Sampo Insurance Company Ltd. (Finland)(d)..........................     17,043,807
     2,503,000       The Yasuda Fire & Marine Insurance Company, Ltd. (Japan)(d)........     14,134,461
                                                                                           ------------
                                                                                             66,896,834
                                                                                           ------------
                     Publishing 4.7%
       639,500       Hollinger Inc. (Canada)............................................      5,948,632
       598,400       Hollinger International Inc. (United States).......................      7,741,800
                                                                                           ------------
                                                                                             13,690,432
                                                                                           ------------
                     Real Estate 4.4%
     4,171,600   *   O&Y Properties Corporation (Canada)(b)(d)..........................     12,934,748

                     Restaurants 6.5%
       448,000       Kentucky Fried Chicken Japan (Japan)(d)............................      5,685,619
     1,020,000       MOS Food Service, Inc. (Japan)(d)..................................     13,542,854
                                                                                           ------------
                                                                                             19,228,473
                                                                                           ------------

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
                     Retail 8.6%
     7,380,000       Safeway plc (United Kingdom)(d)....................................   $ 25,216,014

                     Transportation 9.1%
       525,000       Canadian Pacific Limited (Canada)..................................     11,320,312
     1,150,000   *   Wisconsin Central Transportation Corporation (United States)(d)....     15,453,125
                                                                                           ------------
                                                                                             26,773,437
                                                                                           ------------
                     TOTAL COMMON STOCKS (COST $280,486,997)............................    297,541,608
                                                                                           ------------

       PAR
    ----------
Short-Term Obligations 0.9%

     2,769,000       Repurchase Agreement with State Street Bank, 2.50% due 1-3-00
                       (Collateralized by U.S. government securities)...................       2,769,000
                                                                                           -------------
TOTAL INVESTMENTS (COST $283,255,997)(a).........................................  102.2%    300,310,608
OTHER ASSETS AND LIABILITIES, NET................................................   (2.2)     (6,697,512)
                                                                                   -----   -------------
NET ASSETS.......................................................................  100.0%  $ 293,613,096
                                                                                   =====   =============
NET ASSET VALUE PER SHARE...............................................................          $12.02

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $34,129,773 and $(17,075,162), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) Designated as collateral on forward currency contracts. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                           Currency Sold and                          Currency     Unrealized
 Units Sold                           Settlement Date                         Market Value   Gain (Loss)
-------------   ------------------------------------------------------------  ------------   -----------
    6,688,166   British Pound 3-30-00.......................................  $10,779,852    $   (56,186)
   17,765,000   British Pound 6-30-00.......................................   28,622,721        (12,798)
   10,000,000   British Pound 12-28-00......................................   15,935,100        214,900
    1,500,000   Canadian Dollar 3-30-00.....................................    1,035,769         (4,913)
   18,500,000   Canadian Dollar 6-30-00.....................................   12,801,919       (328,369)
   15,400,000   European Currency Unit 6-30-00..............................   15,645,529        659,321
4,938,726,087   Japanese Yen 3-30-00........................................   48,952,653     (5,941,384)
1,669,000,000   Japanese Yen 6-30-00........................................   16,797,762     (1,333,264)
   75,000,000   Japanese Yen 9-29-00........................................      767,014        (27,813)
2,500,000,000   Japanese Yen 12-28-00.......................................   25,955,000         70,401
   23,650,000   New Zealand Dollar 3-30-00..................................   12,346,483        492,683
    6,400,000   New Zealand Dollar 9-29-00..................................    3,339,677        (44,957)
    5,000,000   New Zealand Dollar 12-28-00.................................    2,607,250        (19,750)
                                                                              ------------   -----------
                                                                              $195,586,729   $(6,332,129)
                                                                              ============   ===========

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
Common Stock - 89.6%
Realty 89.2%
                     Diversified Realty 21.3%
     4,209,800   *   Catellus Development Corporation...................................   $ 53,938,062
     2,195,000   *   Excel Legacy Corporation(b)........................................      7,270,938
     1,864,050       Forest City Enterprises, Inc. - Class A(b).........................     52,193,400
       148,600       Forest City Enterprises, Inc. - Class B(b).........................      4,615,887
     1,123,600       TrizecHahn Corporation (Foreign)...................................     18,960,750
                                                                                           ------------
                                                                                            136,979,037
                                                                                           ------------
                     Lodging 20.5%
     8,424,744       Hilton Hotels Corporation..........................................     81,088,161
     3,434,408       Host Marriott Corporation (REIT)(c)................................     28,333,866
       719,500       Marriott International, Inc........................................     22,709,219
                                                                                           ------------
                                                                                            132,131,246
                                                                                           ------------
                     Mortgage Financing 5.3%
     2,399,647       Bay View Capital Corp.(b)..........................................     34,044,992
                                                                                           ------------

                     Natural Resources/Land 13.5%
       650,000       Deltic Timber Corporation(b).......................................     14,218,750
       200,000       Rayonier Inc.......................................................      9,662,500
     4,740,200       TimberWest Forest Corp. (Foreign)(b)...............................     31,028,664
     1,840,000       Waste Management, Inc..............................................     31,625,000
                                                                                           ------------
                                                                                             86,534,914
                                                                                           ------------
                     Office 19.3%
     2,075,000       Beacon Capital Partners, Inc. (REIT)(b)(d).........................     24,900,000
       833,000       Boston Properties Inc. (REIT)......................................     25,927,125
       914,200       Cousins Properties Incorporated (REIT).............................     31,025,663
     2,810,700       Prime Group Realty Trust (REIT)(b).................................     42,687,506
                                                                                           ------------
                                                                                            124,540,294
                                                                                           ------------
                     Retail 9.3%
     1,223,800       Getty Realty Corp.(b)..............................................     13,691,262
     1,622,100   *   IHOP Corp.(b)......................................................     27,068,794
     3,371,400       Prime Retail, Inc. (REIT)(b).......................................     18,964,125
                                                                                           ------------
                                                                                             59,724,181
                                                                                           ------------
Non-Realty 0.4%
       162,800   *   The Pioneer Group, Inc.............................................      2,564,100
                                                                                           ------------
                     TOTAL COMMON STOCKS (COST $663,929,088)............................    576,518,764
                                                                                           ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                               MARKET VALUE
    ----------                                                                             ------------
Preferred Stock - 6.8%
                     Diversified Realty 6.8%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating Preference
                       Convertible (Cost $73,000,000)(b)(d).............................   $ 43,526,980
                                                                                           ------------
      UNITS
    ----------
Trust Units - 1.2%
                     Lodging 1.2%
        93,564       Beacon Voting Trust (Cost $8,945,868)(b)(d)........................      7,485,120
                                                                                           ------------
    CONTRACTS
    ----------
Options - 0.5%
                     Natural Resources/Land 0.5%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received $2,581,033).....................     (1,396,065)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)..................................      5,000,451
                                                                                           ------------
                                                                                              3,604,386
                                                                                           ------------
       PAR
    ----------
Short-Term Obligations 0.8%
     5,234,000       Repurchase Agreement with State Street Bank, 2.5% due 1-3-00
                     (Collateralized by U.S. government securities).....................      5,234,000
                                                                                           ------------
TOTAL INVESTMENTS (COST $752,209,554)(a).........................................   98.9%   636,369,250
OTHER ASSETS AND LIABILITIES, NET................................................    1.1      6,941,277
                                                                                   -----   ------------
NET ASSETS.......................................................................  100.0%  $643,310,527
                                                                                   =====   ============
NET ASSET VALUE PER SHARE...............................................................         $12.69

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $46,044,368 and $(173,332,438), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral on Newhall options. See Note 10.
(d) Illiquid, board valued security. See Note 8.

Note: REITs comprise 27% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 8% of net assets.

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
Common Stock 99.1%
                     Agriculture 3.3%
     1,015,400   *   Agribrands International, Inc.(b)..................................   $   46,708,400
                     Beverages 2.1%
     2,195,100       Whitman Corporation................................................       29,496,656
                     Business Services 4.7%
     5,029,900   *   Romac International, Inc.(b).......................................       67,589,281
                     Commercial Lighting 6.0%
     2,407,500   *   Genlyte Group Incorporated(b)......................................       51,460,313
     1,692,850       Thomas Industries, Inc.(b).........................................       34,597,622
                                                                                           --------------
                                                                                               86,057,935
                                                                                           --------------
                     Entertainment 0.8%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A(b)................................       11,484,375
                     Environmental Services 5.0%
     6,297,600   *   Safety-Kleen Corp.(b)..............................................       71,241,600
                     Food -- Wholesale 4.6%
     6,444,000       Fleming Companies, Inc.(b).........................................       66,051,000
                     Health Care 1.0%
     2,056,500   *   Pediatrix Medical Group, Inc.(b)...................................       14,395,500
                     Investment Management 1.5%
     1,320,000   *   The Pioneer Group, Inc.............................................       20,790,000
                     Life Insurance 4.2%
     2,058,500       The MONY Group Inc.................................................       60,082,469
                     Lodging 5.1%
     2,829,653       Hilton Hotels Corporation..........................................       27,235,410
    15,450,400   *   Wyndham International, Inc.(b).....................................       45,385,550
                                                                                           --------------
                                                                                               72,620,960
                                                                                           --------------
                     Manufacturing 13.4%
     3,323,440       AMETEK, Inc.(b)....................................................       63,353,075
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)................................       11,310,000
     2,390,200   *   Scott Technologies, Inc.(b)........................................       45,115,025
     5,115,000       U.S. Industries, Inc.(b)...........................................       71,610,000
                                                                                           --------------
                                                                                              191,388,100
                                                                                           --------------
                     Mortgage Financing 3.1%
     3,114,700       Bay View Capital Corp.(b)..........................................       44,189,806
                     Natural Resources 11.1%
       845,000       Deltic Timber Corporation(b).......................................       18,484,375
    27,863,860   *   Gulf Canada Resources Limited (Foreign)(b).........................       94,040,527
     6,950,000       TimberWest Forest Corp. (Foreign)(b)...............................       45,493,695
                                                                                           --------------
                                                                                              158,018,597
                                                                                           --------------

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                                                MARKET VALUE
    ----------                                                                             --------------
                     Pharmaceuticals 4.1%
     7,268,800   *   Perrigo Company(b).................................................   $   58,150,400

                     Property & Casualty Insurance 6.6%
       243,883   *   Alleghany Corporation..............................................       45,240,296
     1,777,400       Hilb, Rogal and Hamilton Company(b)................................       50,211,550
                                                                                           --------------
                                                                                               95,451,846
                                                                                           --------------
                     Real Estate 8.5%
     4,680,000   *   Catellus Development Corporation...................................       59,962,500
     1,135,400       Cousins Properties Incorporated....................................       38,532,638
     1,443,400   *   IHOP Corp.(b)......................................................       24,086,738
                                                                                           --------------
                                                                                              122,581,876
                                                                                           --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc.(b)........................................       15,841,200

                     Retail 7.7%
     1,767,600       Midas Inc.(b)......................................................       38,666,250
     2,654,100   *   The Neiman Marcus Group, Inc. -- Class B(b)........................       71,494,819
                                                                                           --------------
                                                                                              110,161,069
                                                                                           --------------
                     Transportation 5.2%
     5,550,800   *   Wisconsin Central Transportation Corporation(b)....................       74,588,875
                                                                                           --------------
         TOTAL COMMON STOCKS (COST $1,402,414,683)......................................    1,416,889,945
                                                                                           --------------

       PAR
    ----------
Short-Term Obligations 0.7%

     9,295,000       Repurchase Agreement with State Street Bank, 2.5% due 1-3-00
                       (Collateralized by U.S. government securities)...................        9,295,000
                                                                                           --------------
TOTAL INVESTMENTS (COST $1,411,709,683)(a).......................................   99.8%   1,426,184,945
OTHER ASSETS AND LIABILITIES, NET................................................    0.2        3,488,272
                                                                                   -----   --------------
NET ASSETS.......................................................................  100.0%  $1,429,673,217
                                                                                   =====   ==============
NET ASSET VALUE PER SHARE...............................................................           $20.20

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $158,598,595 and $(144,123,333), respectively.
(b) Affiliated company. See Note 7.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 10% of net assets.

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999


ASSETS:
Investments:
  Affiliated securities, at market value (cost
    $2,401,549,875, $46,220,168, $379,683,544 and
    $1,135,148,750, respectively) (Note 2 and 7)............
  Other securities, at market value (cost $1,538,864,531,
    $234,266,829, $369,903,043 and $267,265,933,
    respectively) (Note 2)..................................
  Repurchase agreements (Note 2)............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
Prepaid assets..............................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Forward currency contracts (Note 2).......................
  Fund shares redeemed......................................
  Securities purchased......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Options written, at market value (premiums received
  $2,581,033) (Note 2 and 9)................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income(loss).................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999

 PARTNERS FUND   INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
 -------------   ------------------   ------------   --------------
$1,658,895,528      $ 41,376,808      $317,080,531   $1,135,549,976
 1,904,379,627       256,164,800       315,450,784      281,339,969
    62,701,000         2,769,000         5,234,000        9,295,000
--------------      ------------      ------------   --------------
 3,625,976,155       300,310,608       637,765,315    1,426,184,945
           169               223               590              590
     4,730,304           518,618         3,124,127        1,709,506
     4,572,816           407,256         2,987,971        1,080,531
    22,696,553           107,327         2,523,217        4,502,879
       167,054            20,205            31,462           56,883
--------------      ------------      ------------   --------------
 3,658,143,051       301,364,237       646,432,682    1,433,535,334
--------------      ------------      ------------   --------------
    17,746,341         6,332,129                 -                -
    13,164,530           905,778         1,043,156        2,544,589
     2,022,779                 -                 -            2,706
     2,421,201           371,774           549,577        1,028,441
       311,503            25,602            54,957          125,801
             -                 -         1,396,065                -
       367,227           115,858            78,400          160,580
--------------      ------------      ------------   --------------
    36,033,581         7,751,141         3,122,155        3,862,117
--------------      ------------      ------------   --------------
$3,622,109,470      $293,613,096      $643,310,527   $1,429,673,217
==============      ============      ============   ==============
$3,738,388,018      $265,239,079      $785,852,455   $1,414,197,988
            -             (1,144)                -           32,283
   278,607,044        17,654,042       (26,670,992)         968,573
  (394,885,592)       10,721,119      (115,870,936)      14,474,373
--------------      ------------      ------------   --------------
$3,622,109,470      $293,613,096      $643,310,527   $1,429,673,217
==============      ============      ============   ==============
        $20.49            $12.02            $12.69           $20.20
   176,769,274        24,431,980        50,689,493       70,780,977

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $454,114, $115,747, $18,319 and $28,235, respectively)
    (Note 7)................................................
  Dividends from non-affiliates (net of foreign tax withheld of $1,561,433, $261,841, $41,060 and $66,235,
    respectively)...........................................
  Interest..................................................
         Total income.......................................
EXPENSES:
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer agent fee........................................
  Registration and filing fees..............................
  Postage and supplies......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Miscellaneous.............................................
         Total expenses.....................................
  Investment counsel fee waived.............................
         Net expenses.......................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN(LOSS):
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities (Note 7)............................
  Options...................................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain(loss)...................
      Net realized and unrealized gain(loss)................
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

PARTNERS FUND   INTERNATIONAL FUND    REALTY FUND    SMALL-CAP FUND
-------------   ------------------   -------------   --------------
$  19,573,130     $   1,068,720      $  10,926,161   $  10,808,885
   35,819,820         2,670,858          7,651,367       2,844,620
   33,602,899         1,709,757            659,372       6,060,731
-------------     -------------      -------------   -------------
   88,995,849         5,449,335         19,236,900      19,714,236
-------------     -------------      -------------   -------------
   33,132,889         3,476,322          7,445,972      11,915,519
    4,284,390           231,755            744,598       1,455,404
      690,431            37,347            120,019         234,614
      248,545            99,355             39,642         104,973
      279,306            23,615             73,313         108,262
      263,023            24,429             71,594          96,989
      184,137             7,033             41,405          69,576
      102,186           108,041             19,443          35,120
       46,568            45,346             44,108          41,994
       60,000            20,000             30,000          30,000
       44,240             2,648             12,001          16,444
      131,989            22,076             50,409          51,747
-------------     -------------      -------------   -------------
   39,467,704         4,097,967          8,692,504      14,160,642
           -            (42,258)                 -               -
-------------     -------------      -------------   -------------
   39,467,704         4,055,709          8,692,504      14,160,642
-------------     -------------      -------------   -------------
   49,528,145         1,393,626         10,544,396       5,553,594
-------------     -------------      -------------   -------------

  916,862,616        27,261,297        (26,756,214)    149,184,620
      836,664          (243,560)        16,786,733      18,515,858
           -                  -          1,258,956               -
  (13,344,304)       (2,235,160)                 -      (4,335,671)
      (10,524)          (48,685)            10,900           9,300
-------------     -------------      -------------   -------------
  904,344,452        24,733,892         (8,699,625)    163,374,107
-------------     -------------      -------------   -------------
 (916,521,959)       14,417,177        (84,456,914)   (130,207,391)
   (5,077,187)       (3,481,944)          (903,402)      7,872,091
-------------     -------------      -------------   -------------
 (921,599,146)       10,935,233        (85,360,316)   (122,335,300)
-------------     -------------      -------------   -------------
  (17,254,694)       35,669,125        (94,059,941)     41,038,807
-------------     -------------      -------------   -------------
$  32,273,451     $  37,062,751      $ (83,515,545)  $  46,592,401
=============     =============      =============   =============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                   1999               1998
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................  $   49,528,145     $   37,909,506
 Net gain(loss).............................................     904,344,452        638,290,424
 Change in net unrealized gain(loss)........................    (921,599,146)      (248,007,321)
                                                              --------------     --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................      32,273,451        428,192,609
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................     (50,849,326)       (36,966,961)
 From net realized gain on investments......................    (672,352,020)      (586,542,694)
 From return of capital.....................................              -                   -
                                                              --------------     --------------
   Net decrease in net assets resulting from
     distributions..........................................    (723,201,346)      (623,509,655)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...........................   1,134,274,945        890,978,876
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................     695,727,239        907,344,282
 Cost of shares redeemed....................................  (1,202,264,742)      (522,776,364)
                                                              --------------     --------------
   Net increase in net assets from fund share
     transactions...........................................     627,737,442      1,275,546,794
                                                              --------------     --------------
   Total increase(decrease) in net assets...................     (63,190,453)     1,080,229,748
NET ASSETS:
 Beginning of period........................................   3,685,299,923      2,605,070,175
                                                              --------------     --------------
 End of period..............................................  $3,622,109,470     $3,685,299,923
                                                              ==============     ==============
 Undistributed net investment income(loss) included in net
   assets at end of period..................................            $ -            $872,615
                                                                       ====            ========


                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

       INTERNATIONAL FUND                   REALTY FUND                    SMALL-CAP FUND
--------------------------------   -----------------------------   -------------------------------
     YEAR        CAPITALIZATION             YEAR ENDED                       YEAR ENDED
    ENDED        AUGUST 12, 1998           DECEMBER 31,                     DECEMBER 31,
 DECEMBER 31,    TO DECEMBER 31,   -----------------------------   -------------------------------
     1999             1998              1999            1998            1999             1998
-------------    -------------     -------------    ------------   --------------   --------------
 $  1,393,626      $    37,645      $ 10,544,396    $ 22,852,505    $   5,553,594   $   10,219,153
   24,733,892        1,099,639        (8,699,625)    (18,082,849)     163,374,107      150,103,088
   10,935,233         (214,114)      (85,360,316)   (128,495,450)    (122,335,300)     (28,601,652)
 ------------      -----------      ------------    ------------   --------------   --------------
   37,062,751          923,170       (83,515,545)   (123,725,794)      46,592,401      131,720,589
 ------------      -----------      ------------    ------------   --------------   --------------
   (1,346,328)         (37,720)       (5,142,943)    (22,173,227)      (5,574,355)     (10,041,928)
   (8,227,856)               -                 -               -     (165,419,770)    (145,213,540)
            -                -       (11,417,766)     (5,557,418)               -                -
 ------------      -----------      ------------    ------------   --------------   --------------
   (9,574,184)         (37,720)      (16,560,709)    (27,730,645)    (170,994,125)    (155,255,468)
 ------------      -----------      ------------    ------------   --------------   --------------
  251,155,300       75,071,603       256,227,058     524,495,785      500,525,620      565,247,944
    8,647,707           32,236        15,791,432      56,610,939      163,286,523      178,562,305
  (69,251,008)        (516,759)     (304,327,313)   (391,256,885)   (465,100,821)     (280,170,886)
 ------------      -----------      ------------    ------------   --------------   --------------
  190,551,999       74,587,080       (32,308,823)    189,849,839      198,711,322      463,639,363
 ------------      -----------      ------------    ------------   --------------   --------------
  218,040,566       75,472,530      (132,385,077)     38,393,400       74,309,598      440,104,484
   75,572,530          100,000       775,695,604     737,302,204    1,355,363,619      915,259,135
 ------------      -----------      ------------    ------------   --------------   --------------
 $293,613,096      $75,572,530      $643,310,527    $775,695,604   $1,429,673,217   $1,355,363,619
 ============      ===========      ============    ============   ==============   ==============
      $(1,144)            $244               $ -        $627,922          $32,284          $43,744
      =======             ====               ===        ========          =======          =======


                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with generally accepted accounting principles; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $42,258 at December 31, 1999 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                YEAR ENDED DECEMBER 31, 1999
                                                   -------------------------------------------------------
                                                    PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                                                      FUND           FUND           FUND          FUND
                                                   -----------   -------------   -----------   -----------
    Shares sold..................................   42,839,976    21,925,549      18,285,180    22,402,360
    Reinvestment of shareholder distribution.....   32,884,394       706,373       1,261,297     8,115,384
    Shares redeemed..............................  (50,052,490)   (5,783,738)    (22,165,389)  (21,477,725)
                                                   -----------    ----------     -----------   -----------
                                                    25,671,880    16,848,184      (2,618,912)    9,040,019
                                                   ===========    ==========     ===========   ===========

                                                                YEAR ENDED DECEMBER 31, 1998
                                                   -------------------------------------------------------
                                                    PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                                                      FUND           FUND           FUND          FUND
                                                   -----------   -------------   -----------   -----------
    Shares sold..................................   33,032,388     7,632,832      32,103,302    24,333,088
    Reinvestment of shareholder distribution.....   37,325,423         3,246       3,576,951     8,326,574
    Shares redeemed..............................  (19,542,488)      (52,282)    (24,869,928)  (12,181,491)
                                                   -----------    ----------     -----------   -----------
                                                    50,815,323     7,583,796      10,810,325    20,478,171
                                                   ===========    ==========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                                           PARTNERS FUND  INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                                           -------------- ------------------   ------------   --------------
    Purchases                              $1,902,827,363    $298,661,669      $164,287,991    $727,658,632
    Sales                                   1,800,399,787     103,196,294       197,406,000     632,040,381

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1999, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                    %
                                                               OUTSTANDING
                                                              SHARES OF THE
                                                                 COMPANY
                                                              -------------
PARTNERS FUND
  Crestline Capital Corporation                                    5.6
  Georgia-Pacific Corporation--Timber Group                        9.0
  Hilton Hotels Corporation                                        5.3
  Host Marriott Corporation                                        5.1
  The Nippon Fire & Marine Insurance Company, Ltd.                 5.3
  Pioneer Natural Resources Company                               11.2
  Rayonier Inc.                                                   10.6
  TrizecHahn Corporation                                           6.3
  UCAR International, Inc.                                         9.9
  Waste Management, Inc.                                           5.6
INTERNATIONAL FUND
  Gendis Inc. (Note 8)                                            20.0
  Bemrose Corporation plc                                         12.3
  O&Y Properties Corporation                                       9.6

                                                                    %
                                                               OUTSTANDING
                                                              SHARES OF THE
                                                                 COMPANY
                                                              -------------
REALTY FUND
  Bay View Capital Corporation                                     7.4
  Beacon Capital Partners, Inc. (Note 8)                           9.9
  Beacon Voting Trust (Note 8)                                     9.9
  Deltic Timber Corporation                                        5.2
  Excel Legacy Corporation*--
    Common                                                         6.0
    Series A Liquidating Preference Convertible (Note 8)          68.6
  Forest City Enterprises, Inc. -- Class A and B                  10.3
  Getty Realty Corp.                                               9.0
  IHOP Corp.                                                       8.1
  Prime Group Realty Trust                                        18.6
  Prime Retail, Inc.                                               7.8
  TimberWest Forest Corp.                                          6.8
* Combined voting power is 30.8%
SMALL-CAP FUND
  Agribrands International, Inc.                                   9.8
  AMETEK, Inc.                                                    10.3
  Bay View Capital Corp.                                           9.6
  The Carbide/Graphite Group, Inc.                                20.9
  Carmike Cinemas, Inc.-- Class A                                 14.8
  Deltic Timber Corporation                                        6.8
  Fleming Companies, Inc.                                         16.6
  Genlyte Group Incorporated                                      17.6
  Gulf Canada Resources Limited                                    8.0
  Hilb, Rogal and Hamilton Company                                13.6
  IHOP Corp.                                                       7.2
  Midas Inc.                                                      10.9
  The Neiman Marcus Group, Inc. -- Class B                         5.4
  Pediatrix Medical Group, Inc.                                   13.2
  Perrigo Company                                                  9.9
  Romac International, Inc.                                       10.8
  Safety-Kleen Corp.                                               6.3
  Scott Technologies, Inc.                                        13.4
  Thomas Industries, Inc.                                         10.7
  TimberWest Forest Corp.                                         10.0
  U.S. Industries, Inc.                                            5.9
  VICORP Restaurants, Inc.                                        11.1
  Wisconsin Central Transportation Corporation                    10.8
  Wyndham International, Inc. -- Class A                           9.2

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at $24,900,000 or $12.00 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by December 31, 1999.

On July 1, 1999, Beacon paid a taxable distribution of $9,013,144 in the form of 91,994 units of Beacon Voting Trust. The Voting Trust structure allows Beacon Capital Partners to retain voting authority with respect to their investment in Wyndham International without jeopardizing their REIT status. The Voting Trust shares are not registered and are subject to transfer restrictions. On October 25, 1999, the Voting Trust paid a cash distribution of $67,275 and 1,570 additional trust units. At December 31, 1999 the 93,564 total Voting Trust units are carried at $7,485,120 or $80.00 per unit.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at $43,526,980 or $2.9813 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and may be converted by the company into common shares. The Excel Preferred shares are not registered and there is no regular trading market in these shares.

Both Beacon, Beacon Voting Trust and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 11.8% of the Realty Fund's net assets at December 31, 1999.

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 3.7% of the International Fund's net assets at December 31, 1999.

NOTE 9. PUT OPTIONS WRITTEN

The Realty Fund had the following written option transactions for the year ended December 31, 1999:

                                                              Number of    Premiums
                                                              Contracts    Received
                                                              ---------   ----------
Options outstanding at December 31, 1998....................    8,461     $1,786,187
Options expired.............................................   (8,461)    (1,786,187)
Options written.............................................    8,461      2,581,033
                                                               ------     ----------
Options outstanding at December 31, 1999....................    8,461     $2,581,033
                                                               ======     ==========

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1999:

                                                                                Market
                                                                               Value of
                                                                              Segregated
                                                   Obligation                   Assets
                                      ------------------------------------  ---------------
Partners Fund.......................  Forward Currency Contracts             $307,031,250
International Fund..................  Forward Currency Contracts             $199,512,515
Realty Fund.........................  Newhall Land and Farming Company Put
                                        Options Written                      $ 24,750,000

NOTE 11. RELATED OWNERSHIP

At December 31, 1999, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                                              Shares Owned   Percent of Fund
                                                              ------------   ---------------
International Fund..........................................   3,445,163          14.1%
Realty Fund.................................................   4,667,904           9.2%

NOTE 12. CAPITAL LOSS CARRYOVERS

At December 31, 1999, the Realty Fund had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration as follows:

  Amount                                              Expiration
  ------                                              ----------
$17,735,542                                           12/31/2006
$ 7,577,501                                           12/31/2007

The Partners Fund, International Fund and Small-Cap Fund had no loss carryovers.

NOTE 13. POST OCTOBER LOSSES

Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer losses between November 1, 1999 and December 31, 1999 as follows:

                                                               Capital     Currency
                                                              ----------   --------
Partners Fund...............................................           -         -
International Fund..........................................           -   $12,152
Realty Fund.................................................  $1,357,949         -
Small-Cap Fund..............................................  $6,089,260         -

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                                       50

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                                      NET
                                                                                     GAINS
                                                                                     (LOSS)
                                                            NET                        ON                                 DISTRI-
                                                           ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                                           VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                                         BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                                         OF PERIOD      INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                                        -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    1999..............................................    $24.39         $.28        $  .34       $  .62       $ (.29)    $(4.23)
    1998..............................................     25.98          .25          3.22         3.47         (.25)     (4.81)
    1997..............................................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..............................................     21.15          .38          4.08         4.46         (.38)     (2.38)
    1995..............................................     17.13          .24          4.46         4.70         (.24)      (.44)
INTERNATIONAL FUND
Year ended December 31, 1999..........................      9.97          .06          2.38         2.44         (.06)      (.33)
August 12, 1998 (Capitalization)
    through December 31, 1998.........................     10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Year ended December 31,
    1999..............................................     14.55          .36         (1.88)       (1.52)        (.23)         -
    1998..............................................     17.35          .44         (2.70)       (2.26)        (.43)         -
    1997..............................................     13.97          .09          4.06         4.15         (.09)      (.64)
    1996..............................................     10.00          .03          4.04         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    1999..............................................     21.95          .08           .79          .87         (.08)     (2.54)
    1998..............................................     22.18          .17          2.54         2.71         (.17)     (2.77)
    1997..............................................     17.86          .18          5.01         5.19         (.18)      (.69)
    1996..............................................     14.46          .02          4.41         4.43         (.02)     (1.01)
    1995..............................................     13.28          .12          2.35         2.47         (.12)     (1.17)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. The Realty Fund's expense ratio in 1996 before the waiver was 1.60%.

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $(4.52)   $20.49      2.18%    $3,622,109       .92%       1.16%        50.39%
     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
     -      (.68)    21.15     27.50      1,876,467      1.01        1.45         12.60
     -      (.39)    12.02     24.37        293,613      1.75(d)      .60         50.32
     -      (.01)     9.97      9.02(c)      75,572      1.75(a)(d)   .10(a)      24.05
  (.11)     (.34)    12.69    (10.45)       643,311      1.17        1.42         22.64
  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)      .92          4.28
     -     (2.62)    20.20      4.05      1,429,673       .97         .38         47.48
           (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97
     -     (1.29)    14.46     18.61        135,977      1.30         .84         32.95

                      (This page intentionally left blank)

                      (This page intentionally left blank)

INVESTMENT COUNSEL
Southeastern Asset Management,
Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

TRANSFER AND DIVIDEND AGENT
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
For Information about your
account,
call (800) 445-9469

CUSTODIAN
State Street Bank & Trust
Company, Boston, MA                            (LONGLEAF PARTNERS FUNDS LOGO)

SPECIAL LEGAL COUNSEL
Dechert Price & Rhoads,
Washington, DC

INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP,
Baltimore, MD and Boston, MA


No person has been authorized to
give any further information or
make any representations other
than those contained in the
Prospectus or this Statement of
Additional Information. If given
or made, such other information
or representations must not be
relied upon as having been
authorized by the Fund, its
Investment Counsel, or its
Administrator. This Prospectus
does not constitute an offering
in any state where such an
offering may not be lawfully
made.

          LONGLEAF
          PARTNERS
          FUNDS

(LONGLEAF PARTNERS FUNDS LOGO)

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(800) 445-9469

www.longleafpartners.com
                                                          LONGLEAF
                                                          PARTNERS
                                                          FUNDS (SM)

                                                      STATEMENT OF
                                                 ADDITIONAL INFORMATION
                                                     AUGUST 9, 2000

                                                       ------------

                                                 LONGLEAF PARTNERS FUND
                                                    LONGLEAF PARTNERS
                                                   INTERNATIONAL FUND
                                                    LONGLEAF PARTNERS
                                                       REALTY FUND
                                                    LONGLEAF PARTNERS
                                                     SMALL-CAP FUND

                                                       ------------

                                                       MANAGED BY
                                           SOUTHEASTERN ASSET MANAGEMENT, INC.
                                              6410 POPLAR AVENUE, SUITE 900
                                                    MEMPHIS, TN 38119

                                                       ------------

                                                TELEPHONE (800) 445-9469
                                                WWW.LONGLEAFPARTNERS.COM

                           PART C. OTHER INFORMATION

Item 23. Exhibits

(a). Articles of Incorporation. Registrant is a Massachusetts business trust. Declaration of Trust; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number
     0000950144-99-002256).

(b). By-Laws; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).


(c). Instruments Defining Rights of Security Holders. Stock Certificate; Sample filed herewith.


(d). Investment Advisory Contracts (with Southeastern Asset Management, Inc.)

        (1) Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256)

        (2) Longleaf Partners Realty Fund; incorporated by reference from Definitive Proxy Statement filed April 8, 1997 (Accession Number 0000950144-97-003893).

        (3) Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323).

(e). Underwriting Contracts. None; not applicable.

(f). Bonus or Profit Sharing Contracts. None; not applicable.

(g). Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

(h). Other Material Contracts.

        (1). Fund Administration Agreement between Southeastern Asset Management, Inc. and the first two series of Longleaf Partners Fund Trust (Longleaf Partners Fund and Longleaf Partners Small-Cap
             Fund); incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number
             0000950144-99-002256).

        (2). Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Realty Fund; Incorporated by reference from Definitive Proxy Statement filed April 8, 1997 (Accession Number 0000950144-97-003893).

        (3). Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners International Fund; incorporated by reference from Post Effective Amendment No. 20, filed August 10, 1998 (Accession Number 0000950144-98-009323).


        (4). Transfer Agent Agreement with PFPC Inc.; filed herewith.


        (5). Sub-Transfer Agent Agreement with Howard Johnson & Company; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).

        (6). Form of Sub-Transfer Agent Agreement with National Financial Services Corp; incorporated by reference from Post Effective Amendment No. 21, filed February 26, 1999 (Accession Number 0000950144-99-002256).


        (7). IRA Disclosure Statement and Adoption Agreement; filed herewith.


(i). Legal Opinion. Filed herewith.


(j). Other Opinions or Consents. Opinion and Consent of PriceWaterhouse Coopers LLP; filed herewith.


(k). Omitted Financial Statements. None.

(1). Initial Capital Agreements. None.

(m). Rule 12b-1 Plan. None.


(n). Financial Data Schedule; incorporated by reference from form NSAR-B, filed February 29, 2000 (Accession Number 0000806636-00-000002).


(o). Rule 18f-3 Plan. Not applicable; none.

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


Item 24  Persons Under Common Control With Registrant


              Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, has four series -- Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners Realty Fund, and Longleaf Partners International Fund, all of which are non-diversified investment companies. Each series has a separate Board of Trustees composed of the same six individuals. Four of the six Trustees are classified as Trustees who are not "interested" as defined by Sec. 2
       (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement with Southeastern Asset Management, an investment adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.



Item 25  Indemnification

     Section 4.8 of the By-Laws of the Registrant provides as follows:

     "Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the trust. The indemnification shall be against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudicate of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (c) To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

          (2)  The determination shall be made:

               (i) By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) By the Shareholders.

          (3) Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("disabling Conduct"). A person shall be deemed not liable by reason by disabling conduct if, either:
               (i) A final decision on the merits is made by a court or other body before whom the proceeding

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


                     was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct; or

               (ii) In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either-

                     (A) A majority of a quorum of Trustees who are neither
                         "interested persons" of the Trust, as defined in
                         Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or
                     (B) an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

          (1)  Authorized in the specific case by the Trustees; and

          (2) The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

          (3)  either,

               (i)   such person provides a security for his undertaking, or

               (ii) the Trust is insured against losses by reason of any lawful advances, or

               (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either-

                     (A) a majority of a quorum which consists of Trustees who
                         are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

                     (B) an independent legal counsel in a written opinion.

     (f)  The indemnification provided by this Section shall not

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

       ________________________________________________________________

     Paragraph 9 of the Investment Counsel Agreement, provides that, except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees, or agents shall be subject to any liability incurred in connection with any act or omission connected with or arising out of any services rendered under the Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. Similar provisions are contained in Paragraph 1.04(d) of the Fund Administration Agreement. Reference is made to such agreements for the full text.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that is will apply the indemnification provisions of its By-Laws in a manner consistent with Investment Company Act Release No. 11330 so long as the interpretation of Section 17(h) and 17(i) therein remains in effect.

Item 26  Business and Other Connections of Investment Counsel

     Southeastern Asset Management, Inc., a Tennessee corporation, offers investment advisory services to corporations, endorsement funds, retirement and pension plans and individual investors. The primary occupations for at least the past five years of its directors, officers or employees who are also either Trustees or officers of the four series included in Post-Effective Amendment No. 22 are as follows:


                                                         Name of Company,
    Name and position                                    Principal Business                     Capacity With
    With Registrant                                      and Address                            Investment Counsel
    ----------------------                               ------------------                     ------------------
    O. Mason Hawkins, CFA                                1975-Present;                          Chairman of the
    Chairman of the Board                                Southeastern Asset                     Board and CEO
     and Co-Portfolio                                    Management, Inc.
     Manager

    G. Staley Cates                                      1985 - Present;                        President (1994)
    Trustee and President                                Southeastern Asset                     Vice President
     Chief Operating                                     Management, Inc.                       1985-94
     Officer

    John B. Buford, CPA                                  1990 - Present                         Vice President
    Co-Portfolio Manager of                              Southeastern Asset
    Partners and Small-Cap Funds                         Management, Inc.;
    and Vice President - Investments

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23





    C.T. Fitzpatrick, III,                               1990 - Present;                        Vice President
    CFA; Co-Portfolio                                    Southeastern Asset                     (1994); Prior to
    Manager of Realty Fund and                           Management, Inc.                       1994 - Securities
    Vice President - Investments                                                                Analyst

    E. Andrew McDermott, III                             1998 - Present;                        Vice President - Investments
    Co-Portfolio Manager of                              Southeastern Asset
    International Fund and                               Management, Inc.;
    Vice President - Investments                         J.P. Morgan & Co.,
                                                         1994-98; NEC
                                                         Logistics, 1992-94

    Frank N. Stanley, CFA                                1985 - Present;                        Vice President
    Vice President -                                     Southeastern Asset
    Investments                                          Management, Inc.;

    Charles D. Reaves                                    1988 - Present;                        Vice President &
    Executive Vice President                             Southeastern Asset                     General Counsel
    and General Counsel                                  Management, Inc.

    Julie M. Douglas, CPA                                1989 - Present;                        Fund Accountant
    Executive Vice                                       Southeastern Asset
    President- Operations                                Management, Inc.
      and Treasurer

    Lee B. Harper                                        1993 - Present                         Vice President
    Executive Vice                                       Southeastern Asset
    President - Marketing                                Management, Inc.

    Randy D. Holt                                        1985 - Present                         Vice President
    Vice President                                       Southeastern Asset                     & Secretary
                                                         Management, Inc.

    Andrew R. McCarroll,                                 1998 - Present;                        Vice President and
    Vice President, Secretary                            Southeastern Asset                     Assistant General
    and Assistant                                        Management, Inc.;                      Counsel
    General Counsel                                      1996-98; Farris
                                                         Warfield & Kanady (law firm)


The address of Southeastern Asset Management, Inc. is 6410 Poplar Avenue Suite 900; Memphis, TN 38119.

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


Item 27      Principal Underwriters


      (a) Each series is a no-load investment company selling shares directly to the public as its own distributor.


      (b)    Not Applicable.

      (c)    Not Applicable.

ITEM 28      Location of Accounts and Records


      All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 (other than those required to be maintained by the custodian and transfer agent) are maintained in the physical possession of Registrant's Fund Administrator, which is Southeastern Asset Management, Inc., Suite 900, 6410 Poplar Avenue; Memphis, TN 38119. Transfer Agent records are maintained in the possession of PPPC Inc., 4400 Computer Drive, Westborough, MA 01581.


ITEM 29      Management Services

      Not applicable. (See section in the Prospectus entitled "Fund Administrator").

ITEM 30      Undertakings


             (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section, including an annual updating of the registration statement within four months of the end of each fiscal year, containing audited financial statements for the most recent fiscal year.

             (b) Not applicable


             (c) The information required by Item 5 of Form N-1A is set forth in the audited Annual Report to shareholders of Registrant for each fiscal year, which is the calendar year. Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the then current Annual Report upon request and without charge.

                        CERTIFICATION UNDER RULE 485(b)

Pursuant to subparagraphs (3) and (4) of Rule 485(b) under the Securities Act of 1933, the Registrant represents as follows:


     1. This Post-Effective Amendment No. 23 is being filed solely for one or more of the purposes specified in subparagraph (1) of Rule 485(b), including in particular subparagraph 1(v) [making certain non-material changes in disclosure language which the Registrant deems appropriate].

     2. No material event requiring disclosure in the Prospectus, other than one listed in subparagraph (b)(1) of Rule 485, including making certain non-material changes as permitted by subparagraph (1)(v) of Rule 485(b), has occurred since the filing of Post-Effective Amendment No. 22 on April 28, 2000, the last Post-Effective Amendment containing a Prospectus for the Registrant.




                                  SIGNATURES*


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) having four series or portfolios, Longleaf Partners Fund (First Series), Longleaf Partners Small-Cap Fund (Second Series), Longleaf Partners Realty Fund (Third Series), and Longleaf Partners International Fund (Fourth Series) have duly caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 1st day of August, 2000.


      LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)
          LONGLEAF PARTNERS FUND (First Series)
          LONGLEAF PARTNERS SMALL-CAP FUND (Second Series)
          LONGLEAF PARTNERS REALTY FUND (Third Series)
          LONGLEAF PARTNERS INTERNATIONAL FUND (Fourth Series)

By /s/ Charles D. Reaves
  -------------------------------
  Charles D. Reaves
  Executive Vice President

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 23


SIGNATURES (Continued)*


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:



Signature                         Title                             Date
---------                         -----                             ----
/s/ O. Mason Hawkins
--------------------------
O. Mason Hawkins                  Trustee; Chairman of the         August 1, 2000
                                  Board and Chief Executive
                                  Officer

/s/ G. Staley Cates
--------------------------
G. Staley Cates                   Trustee and President            August 1, 2000
                                  (Chief Operating Officer)

/s/ Chadwick H. Carpenter, Jr.
------------------------------
Chadwick H. Carpenter, Jr.        Trustee                          August 1, 2000


/s/ Daniel W. Connell, Jr.
--------------------------
Daniel W. Connell, Jr.            Trustee                          August 1, 2000

/s/ Steven N. Melnyk
--------------------------
Steven N. Melnyk                  Trustee                          August 1, 2000

/s/ C. Barham Ray
--------------------------
C. Barham Ray                     Trustee                          August 1, 2000




(*) As of the date of this Post-Effective Amendment No. 23, the Board of Trustees of each Series consists of six individuals, as shown above. Each Trustee and each officer is a Trustee and/or officer of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.


                                    NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust ("the Registrant") is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.